                                  ZENITH LIFE
                                ZENITH LIFE ONE
                                ZENITH LIFE PLUS
                            ZENITH LIFE EXECUTIVE 65
                            ZENITH SURVIVORSHIP LIFE
                              ZENITH FLEXIBLE LIFE

                       Supplement dated November 13, 1995
                        to Prospectus dated May 1, 1995

  New England Variable Life Insurance Company (the "Company") is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995. If the merger is consummated, the Company will become a direct or indirect wholly-owned subsidiary of MetLife. The Company is not expected to be affected by the merger except to the extent that assets of The New England may be transferred to the Company in connection with consummation of the merger.

                              ZENITH FLEXIBLE LIFE

  Under "Toll-Free Numbers" on page A-44, the correct toll-free number for sub-account transfers or premium reallocations is 1-800-200-2214.

                            NEW ENGLAND ZENITH FUND

                     Supplement dated November 13, 1995 to
                          Prospectus dated May 1, 1995

BACK BAY ADVISORS MONEY MARKET SERIES     WESTPEAK VALUE GROWTH SERIES
BACK BAY ADVISORS BOND INCOME SERIES      WESTPEAK STOCK INDEX SERIES
BACK BAY ADVISORS MANAGED SERIES          DRAYCOTT INTERNATIONAL EQUITY SERIES
LOOMIS SAYLES AVANTI GROWTH SERIES        ALGER EQUITY GROWTH SERIES
LOOMIS SAYLES SMALL CAP SERIES            VENTURE VALUE SERIES
LOOMIS SAYLES BALANCED SERIES             CAPITAL GROWTH SERIES

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  TNE Advisers, Inc. ("TNE Advisers"), investment adviser to each Series of New England Zenith Fund (the "Fund") except the Capital Growth Series, is a wholly-owned subsidiary of The New England. The New England owns the sole general partner of New England Investment Companies, L.P. ("NEIC") and a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, Capital Growth Management Limited Partnership. Also, the subadvisers of nine Series of the Fund are currently wholly-owned subsidiaries of NEIC. These subadvisers are Back Bay Advisors, L.P., Loomis Sayles & Company, L.P., Westpeak Investment Advisors, L.P. and Draycott Partners, Ltd. The subadvisers of the remaining two Series offered through this prospectus are not affiliated with The New England or NEIC.

VL-101-95

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing advisory agreements for each Series and of the subadvisory agreements of the nine Series that have NEIC subsidiaries as subadvisers. Under the Act, such an "assignment" will result in an automatic termination of these agreements. The subadvisory agreements for the other two Series terminate automatically, by their terms, upon any termination of TNE Advisers' advisory agreement with the Fund. Thus, those subadvisory agreements will also terminate at the time of the merger.

  Prior to the merger, shareholders of the Series will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. Prior to the shareholder vote regarding the new agreements, a proxy statement describing them in more detail will be sent to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

DRAYCOTT INTERNATIONAL EQUITY SERIES

  Draycott Partners, Ltd. ("Draycott") serves as subadviser to the Draycott International Equity Series (the "Series"). Draycott's parent, NEIC, has agreed to sell Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). The sale is expected to occur in late December, 1995. Under the Act, the sale will constitute a change in control of Draycott, which will terminate the current subadvisory agreement between Draycott and TNE Advisers. Cursitor, headquartered at 66 Buckingham Gate, London SW1E 6AU, England, is an investment advisory holding company that had approximately $9.4 billion under management at September 30, 1995.

  Subsequent to the acquisition of Draycott by Cursitor, Cursitor itself is expected to be acquired by Alliance Capital Management, L.P. ("Alliance"). This transaction would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance would own a 93% interest. Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. If consummated, the transaction would constitute a further change in control of Draycott, which would again terminate the subadvisory agreement between Draycott and TNE Advisers.

  No changes in the Series' investment objective or policies, or in the portfolio management personnel responsible for the Series' day-to-day investment management, are contemplated in connection with either transaction. Before either transaction is effected, shareholders of the Series will be asked to approve new subadvisory agreements intended to take effect in the event the transactions are consummated. The new subadvisory agreements are expected to be identical in substance to the existing subadvisory agreement. Prior to the shareholder vote regarding the new subadvisory agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

ALGER EQUITY GROWTH SERIES

  The trustees of the Fund have approved a new investment advisory agreement between the Fund and TNE Advisers and a new subadvisory agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger"), both relating to the Alger Equity Growth Series (the "Series") of the Fund. The new advisory and subadvisory agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new advisory agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger under the new subadvisory agreement would be 0.45% of the first $100,000,000 of the Series' average daily net assets, 0.40% of the next $400,000,000 of such assets and 0.35% of such assets in excess of $500,000,000. A meeting of the Series' shareholders will be held for the purpose of voting to approve or disapprove the new agreements. The new agreements will not take effect unless they are approved by vote of the Series' shareholders at the meeting. A proxy statement describing the new agreements in more detail will be sent in advance of the meeting to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted at the meeting.

  Effective January 1, 1996, TNE Advisers will modify the expense deferral arrangement that currently applies to the Series by raising the expense limit from 0.85% to 0.90% of the Series' net assets. Pursuant to the expense deferral arrangement, TNE Advisers defers those operating expenses (other than brokerage costs, interest, taxes and extraordinary expenses) in excess of the expense limit until a subsequent year, if any, when total expenses are less than the limit. (See "Expense Deferral Arrangement" under the section of the prospectus entitled "Management.")

                               ----------------

LOOMIS SAYLES SMALL CAP SERIES

  The following information reflects changes in the investment management and policies of the Loomis Sayles Small Cap Series (the "Series"):

  Jeffrey C. Petherick, Vice President of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and New England Zenith Fund, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the Series. Mr. Petherick has co-managed the Series since its inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Loomis Sayles manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

                               ----------------

VENTURE VALUE SERIES

  Selected/Venture Advisers, L.P., sub-adviser to the Venture Value Series (the "Series"), changed its name to Davis Selected Advisers, L.P. ("Davis Selected") on October 1, 1995. Venture Advisers, Inc. is the sole general partner of Davis Selected, which, in turn, is controlled by Shelby M. C. Davis.

  Shelby M. C. Davis, a director of Venture Advisers, Inc. since 1968, was primarily responsible for the day-to-day management of the Series from its inception through September, 1995. Since October 1995, Mr. Davis and Christopher C. Davis have co-managed the Series. Christopher C. Davis is a Portfolio Manager at Davis Selected and a director of Venture Advisers, Inc. and has been employed by Davis Selected since 1989.

                           NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

               Limited Payment Variable Life Insurance Policies
                                   Issued by
                  New England Variable Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Limited Payment Variable Life Insurance Policies (the "Policies") offered by New England Variable Life Insurance Company ("NEVLICO"), a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England").

  Each Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as required scheduled premiums are paid when due and there is no "excess policy loan." (See "Loan Provision.") Scheduled premium payments are generally required until the insured reaches age 65, or for 10 years, if later. Under certain circumstances, however, you may skip a scheduled premium payment. You may also make additional payments, subject to certain restrictions.

  You may choose either a fixed death benefit equal to the Policy's face amount or a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under both death benefit options, the minimum death benefit guarantee will apply. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "right to return the Policy" period. The first net scheduled premium for the Policy, plus any unscheduled payment made, will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may allocate scheduled premiums and unscheduled payments to one or more of the 16 investment sub-accounts of NEVLICO's Variable Life Separate Account (the "Variable Account") or to NEVLICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Value Growth Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series*, the Loomis Sayles Balanced Series*, the Venture Value Series* and the Draycott International Equity Series* of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.
  ------------------------------------------------------------------------
  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses".)

----------

* (subject to any necessary state insurance department approvals).

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES ARE OFFERED FOR SALE IN THE COMMONWEALTH OF PUERTO RICO PURSUANT TO REGISTRATION WITH THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY, BUT SUCH REGISTRATION DOES NOT CONSTITUTE A FINDING THAT THIS PROSPECTUS IS TRUE, COMPLETE, AND NOT MISLEADING, NOR HAS THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY PASSED IN ANY WAY UPON THE MERITS OF, RECOMMENDED, OR GIVEN APPROVAL TO SUCH SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  MAY 1, 1995

                               TABLE OF CONTENTS

GLOSSARY.................................................................. A-4
INTRODUCTION TO THE POLICIES.............................................. A-6
  The Policies............................................................ A-6
  Availability of the Policy.............................................. A-8
  Policy Charges.......................................................... A-8
  How the Policy Works.................................................... A-10
  Receipt of Communications and Payments at NEVLICO's Administrative Of-
   fice................................................................... A-11
  NEVLICO and The New England............................................. A-11
POLICY VALUES AND BENEFITS................................................ A-12
  Death Benefit........................................................... A-12
  Guaranteed Minimum Death Benefit........................................ A-12
  Adjustments to the Death Proceeds Payable............................... A-12
  Tabular Cash Value...................................................... A-12
  Cash Value.............................................................. A-13
  Net Investment Experience............................................... A-13
  Allocation of Net Premiums.............................................. A-13
  Amount Provided for Investment under the Policy......................... A-13
  Right to Return the Policy.............................................. A-14
CHARGES AND EXPENSES...................................................... A-15
  Deductions from Premiums and Unscheduled Payments....................... A-15
  Surrender Charge........................................................ A-16
  Deductions from Cash Value.............................................. A-18
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-19
  Group or Sponsored Arrangements......................................... A-19
PREMIUMS.................................................................. A-20
  Scheduled Premiums...................................................... A-20
  Unscheduled Payments.................................................... A-21
  Special Premium Option.................................................. A-21
  Automatic Premium Loan.................................................. A-22
  Default and Lapse Options............................................... A-22
OTHER POLICY FEATURES..................................................... A-24
  Loan Provision.......................................................... A-24
  Surrender............................................................... A-25
  Partial Surrender and Partial Withdrawal................................ A-25
  Reduction in Face Amount................................................ A-26
  Acceleration of Death Benefit Rider..................................... A-27
  Investment Options...................................................... A-27
  Transfer Option......................................................... A-27
  Substitution of Insured Person.......................................... A-27
  Payment of Proceeds..................................................... A-28
  Exchange of Policy During First 24 Months............................... A-28
  Payment Options......................................................... A-29
  Additional Benefits by Rider............................................ A-29
  Policy Owner and Beneficiary............................................ A-30
THE VARIABLE ACCOUNT...................................................... A-30
  Investments of the Variable Account..................................... A-31
  Investment Management................................................... A-34
THE FIXED ACCOUNT......................................................... A-35
  General Description..................................................... A-35
  Values and Benefits..................................................... A-36
  Policy Transactions..................................................... A-36

NEVLICO'S DISTRIBUTION AND OTHER AGREEMENTS............................... A-37
LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY......................... A-38
  Misstatement of Age or Sex.............................................. A-38
  Suicide................................................................. A-38
TAX CONSIDERATIONS........................................................ A-38
  Policy Proceeds......................................................... A-38
  Charge for NEVLICO's Income Taxes....................................... A-40
MANAGEMENT................................................................ A-42
VOTING RIGHTS............................................................. A-43
RIGHTS RESERVED BY NEVLICO................................................ A-44
TOLL-FREE NUMBERS......................................................... A-44
REPORTS................................................................... A-44
ADVERTISING PRACTICES..................................................... A-44
LEGAL MATTERS............................................................. A-45
REGISTRATION STATEMENT.................................................... A-45
EXPERTS................................................................... A-45
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS....................................... A-46
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-56
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-76
APPENDIX D: USES OF LIFE INSURANCE........................................ A-79
APPENDIX E: TAX INFORMATION............................................... A-81
FINANCIAL STATEMENTS...................................................... A-82

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACTUAL INVESTMENT RETURN. This term appears in the Policy only and is the same as net investment experience. (See "Net Investment Experience".)

  AGE 65. For purposes of this prospectus, "age 65" is determined based on the age of the insured shown in your Policy.

  AUTOMATIC PREMIUM LOAN OPTION. If you elect this option, the Policy's loan value, if sufficient, will be used to pay a scheduled premium, if you have not paid the scheduled premium by the end of the grace period. (See "Scheduled Premiums".)

  BASE INVESTMENT RETURN. This term appears in the Policy only, in the context of Variable Paid-Up Insurance and tabular cash value, and equals net investment experience at an assumed rate of 4.5% per year. (See "Death Benefit" and "Default and Lapse Options".)

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for an automatic issue Policy; and (iii) the portion of the annual Policy administrative charge that is due with the premium. (See "Deductions from Premiums and Unscheduled Payments".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NEVLICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Deductions from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals (i) the face amount of the Policy or, if greater, (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" or, if greater, (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Value Growth Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series*, the Loomis Sayles Balanced Series*, the Venture Value Series* and the Draycott International Equity Series* of the Zenith Fund; the Equity-Income Portfolio, the Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (*Availability of these Series is subject to any necessary state insurance department approvals.)

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NEVLICO's general account to which net premiums and net unscheduled payments may be allocated and which provides guarantees of principal and interest. (See "Fixed Account".)

  GUARANTEED MINIMUM DEATH BENEFIT. The death benefit is guaranteed not to be less than the Policy's face amount, regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or are not required to be paid, pursuant to the Special Premium Option. (See "Guaranteed Minimum Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NEVLICO receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date and is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each sub-account's assets that come from the Policies. Currently the charge is at an annual rate of .60% of the sub-accounts' assets, and is guaranteed not to exceed .90% of the sub-accounts' assets. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NEVLICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any outstanding policy loan and accrued interest; reduced by any applicable Surrender Charge; and increased by the portion of any cost of insurance charge deducted for the period beyond the date of surrender. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Funds shares for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge. (See "Deductions from Premiums and Unscheduled Payments".)

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge. (See "Deductions From Premiums and Unscheduled Payments".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is the later of the date Part II of the application has been signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  PREMIUM DUE DATE. The date on which a scheduled premium is payable. Net scheduled premiums, after the first, are allocated to a Policy's sub-accounts on the premium due dates. (See "Premiums".)

  PREMIUM PAYING PERIOD. The period from inception of the Policy until the policy anniversary when the insured reaches age 65, or 10 years after the Policy is issued, whichever is later.

  SPECIAL PREMIUM OPTION. If you elect this option, you may not be required to pay a scheduled premium or premiums under certain circumstances. (See "Special Premium Option".)

  TABULAR CASH VALUE. The tabular cash value is the value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments, no loans or other withdrawals of cash value, and no reductions in face amount were made; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) maximum Policy charges were deducted from the cash value. (See "Tabular Cash Value".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net scheduled premiums and net unscheduled payments are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NEVLICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NEVLICO's general account. Amounts in the Fixed Account are backed by NEVLICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Limited Payment Variable Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the prospectus for more complete information.

  --The Policy requires payment of a level scheduled premium until the insured reaches age 65, or for 10 years after the policy is issued, whichever is later. NEVLICO guarantees that no scheduled premiums will be due after this period, and no premiums will be accepted after this period. (See "Scheduled Premiums".)

  --You may choose to make additional, unscheduled payments under the Policy during the Premium Paying Period. NEVLICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments" and "Substitution of Insured Person".)

  --Net scheduled premiums and net unscheduled payments are invested according to your instructions in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund and a money market fund, subject to any necessary state insurance department approvals. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. NEVLICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE
                            -----------------------------------------------
    FROM THE FIXED ACCOUNT. NEVLICO also reserves the right to restrict
    ----------------------
    transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

  --The portion of the cash value which you invest in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose between two forms of death benefit options under the Policy. One option provides a death benefit equal to the Policy's face amount. The other option provides a death benefit which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under both options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --Regardless of investment experience, each form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the required scheduled premiums are paid when due. (See "Death Benefit".)

  --If you elect the "Special Premium Option", you can under certain circumstances miss a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  --You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  --After the "right to return the Policy" period, you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year without NEVLICO's consent. NEVLICO currently allows 12 transfers per policy year. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege is available under the Policy. Partial withdrawal and partial surrender features are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  --Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, NEVLICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  --You have an opportunity during the "right to return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a comparable fixed-benefit policy issued by The New England on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit limited payment life insurance. Like fixed-benefit life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

  The Policies are different from traditional, fixed-benefit limited payment life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account. In addition, you can elect an option under the Policy which will allow you, under certain circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The variable life insurance policies offered by NEVLICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on NEVLICO's assumption of an actuarially calculated risk.

  --If scheduled premiums are not paid according to the requirements of the Policy, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  Generally, a Policy may be issued to insureds from the age of one to 75, and, if NEVLICO consents, to insureds from the age of 76 to 80 and below the age of one. If the Policy is sold in a business situation, the minimum age requirement is 15, and if the Policy is issued on an automatic issue basis, the permitted issue ages are 20 through 70. All persons must meet NEVLICO's underwriting and other criteria for issuance. The minimum face amount available is $25,000 unless NEVLICO consents to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with NEVLICO's consent.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NEVLICO deducts the following charges:

  --From scheduled premiums

  (i) an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use The New England's Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

  (ii) a sales charge of 5.5%. NEVLICO currently intends to waive this charge on scheduled premiums paid after the first 15 policy years;

  (iii) a state premium tax charge of 2.5%;

  (iv) a charge for federal taxes of 1%.

  --From unscheduled payments

  (i) a sales charge of 5.5% in all policy years;

  (ii) a state premium tax charge of 2.5%;

  (iii) a charge for federal taxes of 1%.

  SURRENDER CHARGE. During the first 15 policy years, a Surrender Charge will apply if the Policy is totally or partially surrendered or lapses or the face amount is reduced. The Surrender Charge includes:

  --a deferred administrative charge. This charge is $2.70 per $1,000 of face amount in the first policy year, and then reduces monthly until it reaches 0 at the end of the 10th policy year;

  --a deferred sales charge. For insureds who were issue age 50 or less at issue the maximum charge applies if you lapse or surrender the Policy, or reduce its face amount, in policy years 3 through 10. The maximum charge in those years is an amount equal to 43.5% of the Policy's basic scheduled premiums in the first policy year plus 16.5% of the basic scheduled premiums in the second policy year. The charge decreases on a monthly basis beginning in policy year 11 until it reaches 0 at the end of policy year 15. If you lapse or surrender the Policy, or reduce its face amount, in the first 2 policy years, the maximum charge will be 23.5% of the first year basic scheduled premiums plus 3.5% of the second year basic scheduled premiums.

  For insureds who were above issue age 50, the Deferred Sales Charge percentages are less than or equal to those described above, with the maximum occurring in policy years 3 through 6 for insureds with an issue age up through 65 and in policy years 2 through 4 for insureds with an issue age above 65.

  For insureds who were above issue age 50, the Surrender Charge period is 10 years.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. NEVLICO deducts certain charges from the cash value:

  --Monthly charge for the cost of insurance for the life of the Policy;

  --Monthly administrative charge, currently equal to $0.02 per $1,000 of face amount (guaranteed not to exceed $0.04 per $1,000 of face amount) during the premium paying period;

  --Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount during the Premium Paying Period.

  In addition, if you use the Special Premium Option to skip a scheduled premium payment, NEVLICO will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ZENITH FUND. The following charges are deducted from the Variable Account and Eligible Fund assets:

  --Daily charge against the sub-account assets for NEVLICO's mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

  --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

See "Charges and Expenses".

HOW THE POLICY WORKS

Premium Payments
 . Guaranteed not to increase
 . Payable until the insured reaches age 65, or for 10 years, if later

Charges from Premium
 . Any rider premiums
 . Annual Admin Charge - $55
 . Substandard Risk Premium
 . Automatic Issue Premium
 . Sales Load (5.5%*) Company intends to waive after 15 policy yrs. . State Premium Tax Charge (2.5%*)
 . Charge for Federal Taxes (1%*)

Unscheduled Payments
 . Sales Load (5.5%)
 . State Premium Tax Charge (2.5%)
 . Charge for Federal Taxes (1%)

Special Premium Option
 . If used, charges for Annual Admin. Charge and any riders or substandard risk or automatic issue premium are deducted from cash value

Loans
 . After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 . The loan interest charge is 6%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with not less than 4.5% interest

Retirement Benefits
 . Fixed settlement options are available for policy proceeds

Cash Values
 . Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 . The cash value reflects investment experience, interest, payments and policy charges
 . The cash value invested in mutual funds is not guaranteed
 . Any earnings are accumulated free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options up to 12 times per policy year, after the free look period
 . Your cash value may be allocated among a maximum of ten accounts at any one time

Death Benefit
 . Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount net of any loan balance . Income tax free to named beneficiary

Daily Deductions from Assets
 . Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%)
  on an annual basis are deducted from the cash value daily
 . Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

Beginning of Month Charges
 . The cost of insurance protection is deducted from the cash value each month for the life of the policy
 . Minimum Death Benefit Guarantee Charge $.01 per $1000 face amount monthly during the Premium Paying Period
 . Admin. Charge $.02 (guaranteed not to exceed $.04) per $1000 face amount monthly during the Premium Paying Period


Surrender Charges
 . Consist of Deferred Sales Charge and Deferred Administrative Charge (see page
  A-16)

Living Benefits
 . If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, company will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 . Policy may be surrendered at any time for its cash surrender value
 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for scheduled premiums is 31 days from due date. Nonforfeiture options are fixed extended term insurance and fixed or variable paid-up insurance
 . Subject to company rules, a lapsed policy may be reinstated within seven years of date of lapse if it has not been surrendered

* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NEVLICO'S ADMINISTRATIVE OFFICE

  NEVLICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Administrative Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NEVLICO AND THE NEW ENGLAND

  NEVLICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. NEVLICO's Home Office is in Wilmington, Delaware and its Administrative Office is at 501 Boylston Street, Boston, Massachusetts 02116. NEVLICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  NEVLICO is a wholly-owned subsidiary of The New England, which was organized in Massachusetts in 1835. The New England is the oldest chartered mutual life insurance company in the United States. On December 31, 1994, The New England had over $15 billion of assets and over $69 billion of life insurance in force. As of December 31, 1994, The New England and its affiliates had over $65 billion in assets under management.

  As of December 31, 1994, the value of The New England's investment in NEVLICO was $96.7 million. It is expected that The New England may from time to time contribute additional amounts to NEVLICO; however, The New England is under no obligation to do so, and its assets do not support the benefits under the Policies. NEVLICO may reinsure a portion of a Policy's death benefit with The New England.

  The following chart illustrates the relationship of NEVLICO, the Fixed Account, the Variable Account and the Eligible Funds.


--------------------------------------------------------------------------------
                                    NEVLICO
--------------------------------------------------------------------------------
(Insurance company subsidiary of The New England)

Charges are deducted.

Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments
Fixed Account

------------------------------------------------------------------------------------------------------------------------------------
                                                         VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Zenith   Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith   Equity-  Over-   High    Asset
Capital  Bond    Money   Man-    Stock   Value   Avanti  Small   Bal-    Equity  Value   Inter-   Income   seas    Income  Man-
Growth   Income  Market  aged    Index   Growth  Growth  Cap     anced   Growth  Sub-    national Sub-     Sub-    Sub-    ager
Sub-     Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Account Equity   Account  Account Account Sub-
Account  Account Account Account Account Account Account Account Account Account         Sub-                              Account
                                                                                         Account
------------------------------------------------------------------------------------------------------------------------------------

Sub-accounts buy shares of the Eligible Funds.

----------------------------------------------------------------------------------------------------------------------

                                        NEW ENGLAND ZENITH FUND
----------------------------------------------------------------------------------------------------------------------
Capital   Back Bay    Back Bay  Back Bay   Westpeak   Westpeak   Loomis   Loomis   Loomis   Alger   Venture   Draycott
Growth    Advisors    Advisors  Advisors   Stock      Value      Sayles   Sayles   Sayles   Equity  Value     Inter-
Series    Bond        Money     Managed    Index      Growth     Avanti   Small    Bal-     Growth  Series    national
          Income      Market    Series     Series     Series     Growth   Cap      anced    Series            Equity
          Series      Series                                     Series   Series   Series                     Series
----------------------------------------------------------------------------------------------------------------------
--------------------------------
                           VIP
                          FUND
         VIP FUND          II
--------------------------------
Equity-   Over-   High    Asset
Income    seas    Income  Man-
Port-     Port-   Port-   ager
folio     folio   folio   Port-
                          folio
--------------------------------

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose between two death benefit options. Once elected, the death benefit option under a Policy may not be changed.

  The Option 1 death benefit provides a death benefit equal to the face amount of the Policy. Except as described below, the Option 1 death benefit is fixed.

  The Option 2 death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is described in detail under "Tabular Cash Value" below.

  Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that under both death benefit options, if the cash value grows to certain levels the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or, under the Special Premium Option, are not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) The death benefit will be adjusted as described below before the proceeds are paid. However, if an "excess policy loan" exists, the Policy may terminate even if all scheduled premiums have been paid. (See "Loan Provision" for a definition of "excess policy loan".)

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit reduced by any outstanding loan and accrued loan interest and by the portion of any unpaid scheduled premium for the period prior to the date of death. The death proceeds will be increased by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

  The death proceeds may also be adjusted if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NEVLICO's Right to Challenge the Policy".)

TABULAR CASH VALUE

  The Policy's tabular cash value is a hypothetical value that is used to determine the Option 2 death benefit, whether a scheduled premium payment can be skipped under the Special Premium Option, and how much cash value is available to be withdrawn from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".) The tabular cash value is the value the Policy would have if the cash value in the Policy's sub-accounts (and cash value in the Fixed Account) earned a 4.5% net return, all scheduled premiums were paid, no unscheduled payments, no loans or other withdrawals of cash value, and no reductions in face amount were made, and maximum Policy charges were deducted.

  Your premium payment schedule will affect the amount of the tabular cash value. The Policy's tabular cash value on any day will be calculated as if the payment schedule on that day had been in effect since inception of the Policy.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding policy loan, in NEVLICO's general account as a result of the loan. The cash value reflects scheduled premiums and unscheduled payments, the net investment experience of the Policy's sub-accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, amounts deducted for Policy charges (including amounts deducted when you use the Special Premium Option to skip a scheduled premium or any Surrender Charge that applies if you reduce the Policy's face amount), and amounts withdrawn or surrendered.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable surrender charge. The net cash value is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

  The Policy's net cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's sub-accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account for that period. (Currently the sub-accounts are charged only for NEVLICO's mortality and expense risk, but in the future NEVLICO may impose a charge against the sub-accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NEVLICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund and affect subsequent investment experience.

  A sub-account's net investment experience is referred to in the Policy as "Actual Investment Return". Net investment experience at the monthly equivalent of 4.5% per year is referred to in the Policy as "Base Investment Return".

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net scheduled premium (and any net unscheduled payment made during this initial period) will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under a Policy".) Thereafter, the cash value will be allocated to the sub-accounts and/or the Fixed Account according to your instructions. Therefore, your selection of accounts will not take effect until after the initial period, described above, when the cash value is allocated to the Zenith Money Market Sub-Account.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INITIAL AMOUNT. An amount is first provided for investment under the Policy as of the investment start date. That is the latest of: the date when NEVLICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by a NEVLICO agent or, if a broker-dealer other than New England Securities is involved, by a NEVLICO agency.)

  If you make a premium payment with the application, the Policy Date will be the later of the date Part II of the application is signed and receipt of the premium payment. In that case the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. Only one premium payment may be made before the Policy is issued. The amount provided for investment on the investment start date is generally equal to the first net scheduled premium plus any net unscheduled payment made as part of the premium payment.

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Coverage under the temporary insurance agreement will begin on the later of the date when NEVLICO receives the premium for the Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable).

  If a Policy is issued, monthly Policy charges, including cost of insurance charges, will begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NEVLICO declines an application, it will refund the premium payment made and any unscheduled payment made plus interest on the unscheduled payment at the rate currently in use by NEVLICO.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Policy charges will begin on the Policy Date. Interest at a 4.5% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage will begin upon receipt of the premium.

  Under limited circumstances, NEVLICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for a lower premium, based on a younger insurance age. Backdating in some cases may result in a Policy with a higher Surrender Charge, if the backdating results in the Surrender Charge being based on a lower age bracket, or may cause the insured to be treated as a juvenile which could result in higher cost of insurance rates under the Policy. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, NEVLICO will allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% net rate for the period between the Policy Date and the investment start date.

  SUBSEQUENT AMOUNTS. Although your Policy's cash value reflects only the scheduled premiums you have actually paid, on each premium due date NEVLICO transfers to your Policy's sub-accounts the amount of the net scheduled premium due, even if it has not yet been paid. Therefore, the amount provided for investment on the premium due date includes the Policy's cash value on that date, calculated as if premiums were paid to but not including that date, plus the net scheduled premium due on that date. If you use the Special Premium Option to skip a scheduled premium or if you do not pay a required scheduled premium and the Policy lapses, NEVLICO will withdraw the unpaid net scheduled premium from the Variable Account, adjusted for the net investment experience of the sub-accounts since the due date. (If you do not pay a required scheduled premium, the Policy may lapse. (See "Default and Lapse Options".)

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the sub-accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NEVLICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NEVLICO or its agent. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NEVLICO will refund any scheduled premium paid (or any other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) and any unscheduled payments made, with interest on the unscheduled payments at the rate currently in use by NEVLICO.

                             CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  NEVLICO deducts certain charges from your scheduled premiums and unscheduled payments before allocating the net scheduled premiums and net unscheduled payments to the Variable Account and Fixed Account.

  NEVLICO deducts the following amounts from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

  (i) charges for any rider benefits under your Policy;

  (ii) extra premiums due if your Policy is in a substandard risk or automatic issue class;

  (iii) the portion of the annual Policy administrative charge that is due with that scheduled premium payment. The total charge is $55 per year for Policies that pay premiums once a year and increases as the premium payment frequency increases. The amount of the charge for other premium frequencies is as follows:

                                                              AMOUNT     AMOUNT
   PAYMENT FREQUENCY                                        PER PAYMENT PER YEAR
   -----------------                                        ----------- --------
   Semi-annual.............................................  $ 28.325    $56.65
   Quarterly...............................................  $14.4375    $57.75
   Master Service Account..................................  $ 4.8125    $57.75
   Monthly.................................................  $ 4.8125    $57.75

  If an automatic issue Policy and an underwritten Policy are both issued by NEVLICO on the same insured (because the total coverage exceeds NEVLICO's automatic issue limits), NEVLICO will waive the annual Policy administrative charge on the automatic issue Policy.

  The charges described above are not deducted from unscheduled payments.

  All of the administrative charges under the Policies cover the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with NEVLICO's variable life insurance operations. These charges have been designed to cover actual costs and are not intended to produce a profit.

  SALES CHARGE. NEVLICO deducts a sales charge from each scheduled premium and unscheduled payment. The charge is 5.5% of each BASIC scheduled premium and 5.5% of each unscheduled payment. NEVLICO currently intends to waive this charge on basic scheduled premiums after the 15th policy year; however, NEVLICO retains the right not to waive the charge, or to reimpose it once it has been waived. The sales charge will apply to all unscheduled payments.

  During the first 15 policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Deferred Sales Charge will also apply. (For insureds who were above issue age 50 at issue of the Policy, the period when the Deferred Sales Charge applies is 10 years. See "Surrender Charge" below.)

  The sales charges under a Policy in a given policy year are not necessarily related to NEVLICO's actual sales expenses for that year. NEVLICO expects that total revenues from the sales charges will fall short of its total distribution expenses, and the excess will be recovered from NEVLICO's surplus and other revenues, including any profit realized from the minimum death benefit guarantee charge or mortality and expense risk charge.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced. NEVLICO may in the future reduce or eliminate the sales charge, when you purchase a Policy, on cash value transferred, as an unscheduled payment in the first year, from life insurance policies issued by The New England that meet certain premium, cash value and/or face amount minimums, as currently published by NEVLICO. NEVLICO's normal issuance criteria, including reinsurance and other limitations, would also apply in these situations. NEVLICO may waive underwriting requirements in these situations. NEVLICO may also reduce the surrender charge on such policies. Your NEVLICO agent can advise you regarding the availability of this feature.

  STATE PREMIUM TAX CHARGE. NEVLICO deducts 2.5% from each BASIC scheduled premium and each unscheduled payment to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. This charge is not intended to produce a profit.

  The stated premium tax rates in the jurisdictions where NEVLICO transacts business range from .75% to 4.00%. However, because of the effect of retaliatory tax law provisions, the actual premium tax rates imposed on NEVLICO range from slightly less than 2.00% to 4.00%.

  FEDERAL PREMIUM TAX CHARGE. NEVLICO deducts 1% from each BASIC scheduled premium and each unscheduled payment to recover a portion of its federal income tax liability that is determined solely by the amount of life insurance premiums it receives. The federal premium tax charge is a factor NEVLICO must use when computing the maximum sales load chargeable under SEC rules.

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account under a Policy with no riders and which is not a substandard or automatic issue Policy. The example assumes an annual scheduled premium payment of $2,000 and unscheduled payment of $2,000.

   SCHEDULED NET SCHEDULED
    PREMIUM     PREMIUM
   --------- -------------
    $2,000     $2,000
                  -55      (administrative charge)
               $1,945      (BASIC scheduled premium)
               $1,945
                 -175.05   (9% X 1,945 = total sales and premium tax charges)
               $1,769.95

  NEVLICO may waive the 5.5% sales charge on scheduled premiums paid after the 15th policy year. In that case, the net scheduled premium in this example would be $1,945 -68.08 (3.5% x 1,945), or $1,876.92.

                   NET
   UNSCHEDULED UNSCHEDULED
     PAYMENT     PAYMENT
   ----------- -----------
     $2,000      $2,000
                   -180    (9% X 2,000 = total sales and premium tax charges)
                 $1,820

SURRENDER CHARGE

  If a Policy is totally or partially surrendered or lapses, or the face amount is reduced, during the first 15 policy years, a Surrender Charge will be deducted from the cash value. (For insureds who are above issue age 50 at issue of the Policy, the Surrender Charge period is 10 years.) The Surrender Charge includes a Deferred Sales Charge and a Deferred Administrative Charge. (Policies issued in certain states may be subject to reduced surrender charges due to applicable insurance law requirements.)

  DEFERRED SALES CHARGE. The Deferred Sales Charge is based on the lesser of the following amounts:

  (i) the total payments (both scheduled premiums and unscheduled payments) made to the date of the surrender, lapse or face amount reduction; and

  (ii) the Policy's total BASIC scheduled premiums up to the date of the surrender, lapse or face amount reduction, whether or not you have paid each of those premiums. (A BASIC scheduled premium is a scheduled premium reduced by any charges for riders, substandard risk or automatic issue class and the portion of the annual Policy administrative charge due with the scheduled premium.)

  This means that if you have not paid one or more scheduled premiums, the Deferred Sales Charge will be calculated based on the Policy's scheduled premiums that you actually paid. However, any unscheduled payments that you made in that situation will be counted as scheduled premiums, up to the amount of the BASIC scheduled premiums that you did not pay, in the calculation of the Deferred Sales Charge. Once the amount of the applicable Deferred Sales Charge is calculated, using the guidelines described above, it will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  For Policies with scheduled premiums that are paid once a year and which cover insureds who are issue age 50 or less at issue, the maximum Deferred Sales Charge will be paid if you lapse or surrender the Policy, or reduce its face amount, in policy years three through ten. The Deferred Sales Charge in those years will equal 43.5% of the first year basic scheduled premium, plus 16.5% of the basic scheduled premium for the second policy year. After the tenth policy year, the maximum Deferred Sales Charge will decline on a monthly basis until it reaches 0% in the last month of the fifteenth policy year. If you surrender in the first two policy years, your maximum Deferred Sales Charge will be 23.5% of the first year basic scheduled premium plus 3.5% of the second year basic scheduled premium. Thus, the maximum Deferred Sales Charge increases substantially in the third Policy year.

  The table below shows the Deferred Sales Charge that will apply in the event of a surrender, partial surrender, lapse or face amount reduction under Policies covering insureds who are issue age 50 or less at issue and with scheduled premiums that are paid on an annual frequency. The table shows what the charge will be, expressed as a percentage of the total annual basic scheduled premiums to date, if the lapse, surrender or face reduction occurs at the end of each of the policy years shown.

                                                THE MAXIMUM DEFERRED SALES
                                                 CHARGE IS THE FOLLOWING
                                                 PERCENTAGE OF THE TOTAL
                                                  ANNUAL BASIC SCHEDULED
                         FOR POLICIES WHICH ARE    PREMIUMS TO DATE OF
                          SURRENDERED, LAPSED    SURRENDER, LAPSE OR FACE
                           OR REDUCED DURING         AMOUNT REDUCTION
                         ---------------------- --------------------------
   Entire policy year               1                     23.50%
                                    2                     13.50%
                                    3                     20.00%
                                    4                     15.00%
                                    5                     12.00%
                                    6                     10.00%
                                    7                      8.57%
                                    8                      7.50%
                                    9                      6.67%
                                   10                      6.00%
   Last month of policy
    years                          11                      4.36%
                                   12                      3.00%
                                   13                      1.85%
                                   14                      0.86%
                                   15                      0.00%

  For insureds who are above issue age 50 at issue, the Deferred Sales Charge percentages are less than or equal to those in the table above, with the maximum charge occurring in policy years three through six for insureds with an issue age up through 65 and in policy years two through four for insureds with an issue age above 65.

  The rate of the Deferred Sales Charge is the same regardless of whether you pay premiums on an annual basis or more frequently. However, because the total dollar amount or premiums paid is somewhat higher if you pay more frequently than annually (e.g. semi-annually or quarterly), the dollar amount of the Deferred Sales Charge will also be higher if you pay premiums more frequently than annually.

  In the case of a partial surrender or reduction in face amount, any Deferred Sales Charge that applies will be deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. (See "Partial Surrender and Partial Withdrawal".)

  DEFERRED ADMINISTRATIVE CHARGE. The table below shows the Deferred Administrative Charge that will be deducted if you totally or partially surrender, lapse or reduce the face amount of the Policy.

                                FOR POLICIES WHICH ARE DEFERRED ADMINISTRATIVE
                                SURRENDERED, LAPSED OR  CHARGE PER $1,000 OF
                                    REDUCED DURING           FACE AMOUNT
                                ---------------------- -----------------------
   Entire Policy year                      1                    $2.70
   Last Month of Policy years*             2                     2.40
                                           3                     2.10
                                           4                     1.80
                                           5                     1.50
                                           6                     1.20
                                           7                      .90
                                           8                      .60
                                           9                      .30
                                          10                     zero

----------
* The charge declines monthly in equal dollar amounts after the end of the first policy year.

  The applicable Deferred Administrative Charge will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each policy month, starting with the Policy Date, NEVLICO will make a deduction (the "Monthly Deduction") from your cash value for these charges:

  (i) an administrative charge, currently equal to $0.02 per $1,000 of Policy face amount (guaranteed not to exceed $0.04 per $1,000 of face amount); and

  (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount. This charge compensates NEVLICO for its guarantee that, regardless of the investment experience of the Policy's sub-accounts, the Policy's death benefit will never be less than the face amount, provided that all required scheduled premiums have been paid when due. (See "Adjustments to the Death Proceeds Payable".)

  The Monthly Deduction will only apply during the Premium Paying Period, that is, until the policy anniversary when the insured reaches age 65, or for 10 years after the Policy is issued, whichever is later.

  If there is an outstanding loan under your Policy and the net cash value is not large enough to cover the full amount of the Monthly Deduction in any month, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. The cost of providing insurance protection under your Policy is deducted from your Policy's cash value at the beginning of each policy month for the life of the Policy, beginning with the Policy Date. The cost of insurance charge for a policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that policy month. The amount at risk is determined on the first day of the policy month after all applicable monthly charges have been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy will change from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates for a given Policy will also depend on the insured's age at issue of the Policy and on the duration of the Policy. The rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"), with smoker/nonsmoker modifications. For Policies issued on juvenile insureds (that is, insureds from the age of 0 to 19), the rates are guaranteed not to be higher than rates based on the 1980 CSO Tables. The rates actually used may be lower than these maximum rates, depending on NEVLICO's expectations regarding future mortality and expense experience, lapse rates and investment earnings. NEVLICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  The underwriting classes used for determining cost of insurance rates are smoker, nonsmoker and, for Policies issued on juvenile insureds (that is, insureds from the age of 0 to 19), standard. Substandard Policies and automatic issue Policies use the same cost of insurance rates as NEVLICO's Policies that are in the smoker and nonsmoker class (or, if applicable, standard class), but require an extra premium as part of the Policy's total scheduled premium.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) will not vary based on the sex of the insured.

  NEVLICO offers Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimal evidence of insurability. Because only limited underwriting information is obtained, NEVLICO has determined that Policies issued on an automatic issue basis may present additional mortality cost to NEVLICO compared to underwritten Policies issued in the smoker class. NEVLICO will charge an additional premium for automatic issue Policies. The additional premium will be payable for 20 years, or for the premium paying period, if less. The amount of the additional premium will depend on the issue age of the insured, and may also depend on the size of the group and the total premium to be paid by the group. The additional premium will be deducted from the scheduled premium in the same manner as under a substandard risk Policy before the net scheduled premium is allocated to the Variable Account. Under automatic issue Policies, the overall charges for insurance protection, including the extra premium, will be higher than under a comparable underwritten Policy issued in the nonsmoker standard or smoker standard class. This means that an insured may be able to obtain individual, underwritten insurance coverage at a lower overall cost.

  Eligible group or sponsored arrangements may choose to purchase Policies on a simplified underwriting basis either as an alternative to automatic issue or for amounts of insurance which exceed NEVLICO's automatic issue limits, but may not choose automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker fully underwritten Policies. Currently NEVLICO does not intend to charge an additional premium for coverage issued on a simplified issue basis unless the insured is in a substandard risk class.

  CHARGES UNDER THE SPECIAL PREMIUM OPTION. If you use the Special Premium Option to skip a scheduled premium payment, NEVLICO will deduct from the Policy's cash value the amount of the Policy's annual administrative charge that was due with the scheduled premium, as well as any premiums due for rider benefits and substandard risk or automatic issue status. The amount deducted for all of these charges will be 91% of the amount that was due with the scheduled premium payment. (See "Special Premium Option".) These charges will be deducted from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NEVLICO charges the sub-accounts of the Variable Account for the mortality and expense risks that NEVLICO assumes. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. NEVLICO reserves the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than NEVLICO estimated. The expense risk is that NEVLICO's costs of issuing and administering the Policies may be more than NEVLICO estimated. NEVLICO will not increase the mortality and expense risk charge above its current rate without first obtaining any necessary regulatory approval.

  If all the money NEVLICO collects from this charge is not needed to cover death benefits and expenses, the money will be contributed to NEVLICO's general account. Conversely, even if the money NEVLICO collects is insufficient, NEVLICO will provide for all death benefits and expenses.

  CHARGES FOR INCOME TAXES. NEVLICO currently makes no charge for income taxes against the Variable Account, but in the future NEVLICO may impose such a charge, if appropriate. NEVLICO reserves the right to make a charge for any taxes imposed on the Policies by any governmental body in the future. (See "Charge for NEVLICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See "Investment Management".)

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NEVLICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, monthly charge for the cost of insurance (including automatic issue premiums), mortality and expense risk charge, administrative charges and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NEVLICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NEVLICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NEVLICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NEVLICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

SCHEDULED PREMIUMS

  Scheduled premium payments for the Policy are generally required until the policy anniversary when the insured reaches age 65, or for 10 years after the Policy is issued, whichever is later. NEVLICO guarantees that no premiums will be due after this period. (See "Substitution of Insured Person" for an explanation of when an unscheduled payment may be required after the Premium Paying Period under Policies which exercise the substitution of insured rider.) The scheduled premium amount will depend on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums.

  The underwriting classes used for setting the scheduled premium amount are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue classes reflect additional premiums that are charged for Policies in those categories. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

  Scheduled premiums can be paid on an annual, semi-annual or quarterly schedule or, with NEVLICO's consent, monthly. The premium payment schedule you select will affect the total amount of premium you pay in a policy year. The total premium paid is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule will also affect the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.

  You can change your premium payment schedule at any time by sending your request for change to NEVLICO's Administrative Office. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change will go into effect on the next premium due date under the new schedule. Until then, you will continue to make payments under the old schedule; NEVLICO will not accept an advance payment of the remaining scheduled premiums due for the policy year under the old schedule, that is, you cannot pay the balance of any premium mode. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change will go into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".)

  You may make scheduled payments by check or money order. You may also choose to have The New England withdraw your scheduled premium payments from your bank checking account or TNE Cash Management Trust account. (This service is known as the Master Service Account arrangement.)

  Scheduled premiums are due at NEVLICO's Administrative Office or a NEVLICO agency on or before their due dates. NEVLICO will allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when they are received. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, however, NEVLICO will withdraw from the Variable Account the net scheduled premium that it advanced, adjusted for the net investment experience of the Policy's sub-accounts since the due date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  A credit will be applied to the initial scheduled premium under a Policy converted from certain term insurance issued by The New England and also to scheduled premiums under a Policy issued to a home office employee of The New England on the life of the employee, if the employee has worked for The New England for at least one year.

UNSCHEDULED PAYMENTS

  Within the limits described below and as long as the Policy has not lapsed, you may make unscheduled payments. Unscheduled payments may only be made during the Premium Paying Period, that is, until the policy anniversary when the insured reaches age 65, or for 10 years after the Policy is issued, whichever is later. (See "Substitution of Insured Person" for an explanation of when an unscheduled payment may be required after the Premium Paying Period under Policies which exercise the substitution of insured rider.) NEVLICO may require satisfactory evidence of insurability before accepting the payment. In addition, NEVLICO's consent is required if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. NEVLICO will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) NEVLICO also reserves the right to prohibit or limit the amount of unscheduled payments under a Policy covering a substandard risk insured or under an automatic issue Policy. An unscheduled payment must be at least $25.

  You may ask NEVLICO to include on your premium notice for the policy anniversary a planned unscheduled payment amount in addition to the scheduled premium, subject to NEVLICO's rules. Subject to NEVLICO's rules, you may choose to have The New England withdraw unscheduled payments from your bank checking account or TNE Cash Management Trust account (i.e. the Master Service Account arrangement) if you are using this facility to pay scheduled premiums under the Policy. If your policy has a level term insurance rider and you are paying premiums on the annual mode or by means of the Master Service Account arrangement, you may choose to have NEVLICO bill you (or deduct from your bank checking account or TNE Cash Management Trust account) a single level amount (the "Annual Level Billing Option") each year that is sufficient to cover the scheduled premium due plus the increasing premium for the level term insurance rider. Under the Annual Level Billing Option, a portion of the level billing amount will be allocated to your Policy as an unscheduled payment. The amount that is allocated as an unscheduled payment will decrease each year as the cost of the level term insurance rider goes up. You may need to recalculate your Annual Level Billing Amount as the premium for the level term insurance rider increases. Under any of these billing options, the total of all premiums and payments made could cause the Policy to become a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  NEVLICO will allocate an unscheduled payment to your Policy's sub-accounts as of the date the payment is received at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. NEVLICO will treat payments made under the Policy in the following way. Payments accompanied by a premium notice, and payments received by NEVLICO during the period from 25 days before the premium due date to 31 days after the due date, whether or not accompanied by a premium notice, will be applied first to payment of the scheduled premium due, next to pay any loan interest due, and any balance will be applied as an unscheduled payment as of the date it was received. (However, any payment which is less than the amount of the scheduled premium due will be treated as an unscheduled payment.) All other payments will be treated as unscheduled payments. If the Policy lapses and you made an unscheduled payment during the grace period which was insufficient to pay the premium due, the unscheduled payment will be refunded to you.

  If you pay premiums monthly, including by means of the Master Service Account arrangement, payments will be credited as agreed by you and NEVLICO. Billing and crediting procedures for certain group or sponsored arrangements may differ from those used for other Policy Owners.

  If you have a policy loan, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) A payment will not be treated as repayment of a policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

  When you apply for a Policy, or at a later date while the Policy is not lapsed, you may elect the Special Premium Option. This feature allows you to skip a scheduled premium payment or payments after the first policy year, under the following conditions.

  If the scheduled premium has not been paid by the end of the grace period, the Policy will not lapse if the Policy's cash value on the premium due date (before NEVLICO advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. The Special Premium Option may not be used, however, if, immediately afterward, the amount of any outstanding policy loan plus accrued interest would exceed the Policy's loan value.

  If the Special Premium Option is used, it will reduce the Policy's cash value (and loan value) because NEVLICO will deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. These amounts will be deducted from the Policy's sub-accounts in proportion to the Policy's cash value in each. (NEVLICO will also withdraw the net scheduled premium that it advanced to the Policy, adjusted for the net investment experience of the Policy's sub-accounts since the due date.)

  If you have elected both the Special Premium Option and the automatic premium loan feature, NEVLICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan. (See "Automatic Premium Loan".)

  You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by means of the Master Service Account arrangement.

AUTOMATIC PREMIUM LOAN

  You may elect an automatic premium loan feature. Under this feature, if you have not paid a required scheduled premium by the end of the grace period, your Policy's available loan value will be used to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. However, no premium loan will be made if the Policy's loan value is not adequate to pay at least a quarterly premium. Interest on the loan will be charged from the premium due date. Like other policy loans, an automatic premium loan can result in an excess policy loan. (See "Loan Provision".) An automatic premium loan will not be made if you have elected the Special Premium Option and can skip the scheduled premium payment under that option.

DEFAULT AND LAPSE OPTIONS

  If you have not paid a required scheduled premium by the due date, then the premium is in default, but the Policy provides a 31 day grace period for payment of the scheduled premium due. During the grace period insurance coverage continues under your Policy, but if the insured dies before the premium is paid, NEVLICO will deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

  For 60 days after the due date of a premium in default, NEVLICO will not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If the premium in default is paid, these deductions will be made retroactively.

  There are three lapse options that may be available to you under your Policy. They are: Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance.

  Fixed Extended Term Insurance is fixed benefit life insurance for a limited term with no further premiums due. The death benefit under this option will be the same as the amount of your Policy's death benefit on the due date of the premium in default. The term of the insurance coverage is determined by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge and by any outstanding policy loan plus accrued interest), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class.

  If Fixed Extended Term Insurance is available under your Policy, it is the lapse option which will automatically apply upon lapse unless you have elected Fixed or Variable Paid-Up Insurance. Even if you have elected Fixed Extended Term Insurance, however, if Fixed Paid-Up Insurance would provide a greater death benefit, that is the lapse option which will apply.

  Paid-Up Insurance is permanent life insurance with no further premiums due. The amount of insurance provided is determined by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge, and by any outstanding policy loan plus accrued interest), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Loans are available under a Policy continued as Paid-Up Insurance.

  You may select a lapse option, or change your selection, by written request to NEVLICO's Administrative Office at any time up to 60 days after the due date of the premium in default. Certain conditions apply to the selection of Variable Paid-Up Insurance. (See "Variable Paid-Up Insurance" below.)

  VARIABLE PAID-UP INSURANCE. Variable Paid-Up Insurance is available as a lapse option if the NET cash value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge and by any outstanding policy loan plus accrued interest) less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If you have elected Variable Paid-Up Insurance and your Policy's net cash value is not adequate to purchase this minimum amount of insurance, then Fixed Paid-Up Insurance will be provided instead. Variable Paid-Up Insurance is not available under Policies in a substandard or automatic issue class.

  The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest earned on any of the Policy's cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance, however, if there is no outstanding policy loan. There is no minimum guaranteed cash value for a Policy continued as Variable Paid-Up Insurance.

  The death benefit provided under Variable Paid-Up Insurance is predetermined at the end of each policy month for the following policy month. The death benefit is the greater of the initial face amount of Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease at the end of each policy month, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year. If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit will increase. If it is less, the Variable Death Benefit will decrease. The change in the Variable Death Benefit will equal this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured. The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit will depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.

  Although the death benefit provided by Variable Paid-Up Insurance will not be less than the initial amount of insurance under the option regardless of investment experience, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward to succeeding policy months, so that if investment experience has reduced the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.

  The initial cash value of a Policy continued as Variable Paid-Up Insurance is its NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, the cash value is determined in the same manner as it is prior to lapse, except that the charge for the cost of insurance is deducted at the end of the policy month rather than at the beginning, and there is no Monthly Deduction. Since there are no Monthly Deductions, generally the cost of insurance rates actually charged under a Policy continued as Variable Paid-Up Insurance are somewhat higher than they are under the Policy prior to lapse. Cost of insurance rates under a Policy continued as Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

  No partial withdrawals, premium payments or unscheduled payments may be made under a Policy continued as Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a prorated charge for the cost of insurance, if the surrender occurs on a day other than the last day of the policy month. The amount available for a policy loan under a Policy continued as Variable Paid-Up Insurance is determined in the same way as prior to lapse. An excess policy loan may cause a Policy continued as Variable Paid-Up Insurance to lapse. (See "Loan Provision".) You may transfer the cash value of a Variable Paid-Up Insurance Policy among the sub-accounts up to four times in a policy year without NEVLICO's consent.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, NEVLICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally will require evidence of insurability that is satisfactory to NEVLICO.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the Right to Return the Policy period. NEVLICO will make the loan as of the date when a loan request is received at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) You should contact NEVLICO's Administrative Office or a NEVLICO agent for information regarding the procedures to follow for requesting a loan. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

  The Policy's loan value is equal to 90% of the Policy's cash value, projected at a 4.5% annual rate to the next policy anniversary (or to the next premium due date, if earlier); less the Surrender Charge on the next loan interest due date or, if greater, on the date the loan was made; and discounted at the loan interest rate (6%). If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding policy loan plus accrued interest.

  The example below illustrates how the loan value is determined.
-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-48 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.55%). After the premium payment on the 10th policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy
       Anniversary..........................................  $41,867  $39,219
   (2) Cash Value Projected at a Constant Annual Rate of
       Return of 4.5% to the
      (a)11th Policy Anniversary............................   42,917
      (b)Next Premium Due Date..............................            39,445
   (3) 90% of Amount Calculated in (2)......................   38,625   35,501
   (4) Amount Calculated in (3), Reduced by the Applicable
       Surrender Charge.....................................   36,297   33,173
   (5) Amount Calculated in (4), Discounted at an Annual
       Rate of 6% Back to the 10th Policy Anniversary.......   34,243   32,682
-------------------------------------------------------------------------------

  A policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, policy loans and loan repayments are attributed to the sub-accounts in proportion to the cash value in each.

  The interest rate charged on policy loans is 6% per year and is due on the policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts. The amount taken from the Policy's sub-accounts as a result of the loan will earn interest at not less than 4.5% per year. The rate currently credited is 4.75% per year. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums and Unscheduled Payments".)

  If policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge on the next policy loan interest due date (or, if greater, on the date the calculation is made), NEVLICO will notify you that the Policy is going to terminate.

(This situation is referred to as an "excess policy loan".) NEVLICO tests for an excess Policy loan on each monthly processing date and any time a loan-related transaction is made. The Policy will terminate without value 31 days after the notice is mailed unless the excess amount is paid to NEVLICO within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request conforming to NEVLICO's administrative procedures. The net cash value of the surrendered Policy will be determined as of the date when a surrender request is received at NEVLICO's Administrative Office. The net cash value equals the cash value reduced by any policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) If the Policy is continued as Variable Paid-Up Insurance, the net cash value is also reduced by a prorated charge for the cost of insurance due to the date of surrender. You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  You may make a partial surrender of the Policy to receive a portion of its net cash value. A partial surrender will cause a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. No partial surrender may reduce the face amount below the Policy's required minimum except with NEVLICO's consent.

  Any Surrender Charge that applies to a partial surrender will be deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied will reduce any remaining Surrender Charge under your Policy.

  If your Policy has the Option 2 death benefit, you may make a partial withdrawal of the amount by which the Policy's cash value exceeds its tabular cash value. If there is a policy loan outstanding, the amount of the partial withdrawal will be further limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal will reduce the Policy's Option 2 death benefit and cash value but will not affect its face amount or scheduled premium level. No Surrender Charge will apply.
-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-49, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the policy. Before the premium payment on the 20th policy anniversary, the maximum amount that can be withdrawn is as follows:

                               AT HYPOTHETICAL AT HYPOTHETICAL AT HYPOTHETICAL
                                  0% RETURN       6% RETURN      12% RETURN
                               --------------- --------------- ---------------
   (1) Cash Value at the 20th
       anniversary, before
       premium payment........     $48,931         $96,451        $195,867
   (2) Tabular Cash Value.....      81,461          81,461          81,461
   (3) Maximum Withdrawal =
       (1) - (2)..............           0          14,990         114,406

  The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th policy anniversary is paid and monthly charges are deducted.
-------------------------------------------------------------------------------

  If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you specify that you wish a partial surrender only, the request will be treated as a partial withdrawal first. Any portion of the cash value requested that cannot be provided by means of a partial withdrawal will be supplied by means of a partial surrender. In this way your Surrender Charge costs will be minimized.

  If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a policy loan outstanding, the partial withdrawal will also be limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit will reduce the Policy's death benefit (but not below the face amount) and cash value but will not reduce its face amount or affect its scheduled premium level. A partial withdrawal under a Policy with the Option 1 death benefit will always reduce the death benefit by more than the cash value is reduced. No Surrender Charge will apply.
-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy with $214,986 face amount illustrated on page A-48, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the policy. The amount available for withdrawal is calculated as of the 20th policy anniversary.

  At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

  At the hypothetical 12% return, before the premium payment on the 20th policy anniversary, the maximum amount that can be withdrawn is as follows:

   (1) Cash Value at the 20th anniversary, before premium payment............           $197,374
   (2) Net Single Premium per $1 at age 60...................................        .4627826819
   (3) Face Amount X.4627826819..............................................            $99,492
   (4) Maximum Withdrawal = (1) - (3).......................................             $97,882

  The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

  The total number of partial surrenders and partial withdrawals you may make in one policy year is limited to four, unless NEVLICO consents to more. You
                                                                        ---
should be aware that amounts withdrawn may not be reinvested in the Policy
--------------------------------------------------------------------------
except as scheduled premiums or unscheduled payments, which are subject to the
------------------------------------------------------------------------------
charges described under "Deductions From Premiums and Unscheduled Payments",
----------------------------------------------------------------------------
and which can only be made during the Premium Paying Period under the Policy.
----------------------------------------------------------------------------

  A partial withdrawal or partial surrender (and any applicable Surrender Charge) will reduce the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. The amount of net cash value paid upon partial surrender or partial withdrawal will be determined as of the date when a request conforming to NEVLICO's administrative procedures is received at NEVLICO's Administrative Office. NEVLICO's administrative procedures can be determined by contacting a NEVLICO agent or the Administrative Office.

  A death benefit reduction may cause a Policy to become a "modified endowment contract". If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  The Policies offer a feature (in states where it has been approved by the state insurance department) that allows you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.

  If you decrease the face amount of your Policy, the premiums and tabular cash value will also be decreased. Your Policy's actual cash value will not be reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit will be decreased. However, if the death benefit at the time you elect a face amount reduction is being determined by dividing the cash value by the net single premium per dollar of death benefit, the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction will have to meet NEVLICO's minimum face amount requirements for issue, except with NEVLICO's consent.

  A face amount reduction will take effect as of the date when NEVLICO has received a request at its Administrative Office meeting NEVLICO's administrative requirements. You can determine NEVLICO's administrative requirements by contacting a NEVLICO agent or the Administrative Office.

  A death benefit reduction may cause a Policy to become a "modified endowment contract". (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NEVLICO intends to offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NEVLICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
  -------------------------------------------------------------------------
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) THE
-----------------------------------------------------------------------
FEDERAL INCOME TAX TREATMENT OF THE RIDER HAS BEEN CLARIFIED AND (3) THE
------------------------------------------------------------------------
AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY
-----------------------------------------------------------------------------
AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW. HOWEVER, NEVLICO MAY DETERMINE
------------------------------------------------------------------------------
NOT TO OFFER THE BENEFIT, OR MAY OFFER A SUBSTANTIALLY DIFFERENT BENEFIT, TO
----------------------------------------------------------------------------
THE EXTENT THAT NEVLICO DEEMS ADVISABLE IN LIGHT OF FUTURE CLARIFICATION OR
---------------------------------------------------------------------------
INTERPRETATION OF APPLICABLE FEDERAL INCOME TAX LAW.
---------------------------------------------------

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NEVLICO.

INVESTMENT OPTIONS

  You may allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. A minimum of 10% of the premium or payment must be allocated to each sub-account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You will make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when NEVLICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts up to four times in a policy year without NEVLICO's consent. NEVLICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NEVLICO receives the transfer request at its Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NEVLICO's Administrative Office or by telephoning The New England. To request a transfer or reallocation by telephone, you should contact your registered representative or contact The New England at 1-800-200-2214. Requests for transfers (up to NEVLICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NEVLICO and The New England will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by The New England and NEVLICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NEVLICO and The New England do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

  For Policies issued in New York, transfers may be made by written request only. The New York Insurance Department does not currently allow transfer requests to be made by telephone.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, NEVLICO offers a rider benefit under certain Policies that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you.

If there is an increase in the Policy's tabular cash value as a result of substituting the insured, you may be required to make an unscheduled payment, which will be accepted even if the Policy is beyond the Premium Paying Period. The rider permits substitution of the insured for those Policies which have the rider. This rider may not be approved in every state and therefore may not be available in every state. Your NEVLICO agent can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NEVLICO will ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after receipt at the Administrative Office of a request, or proof of death of the insured, in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) However, NEVLICO may delay payment (except when a loan is made to pay a premium to NEVLICO) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NEVLICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NEVLICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NEVLICO may also delay payment if it considers whether to contest the Policy. NEVLICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NEVLICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in NEVLICO's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NEVLICO has the right to delay such payments for up to six months from the date of the request. NEVLICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the issue date of the Policy, if the Policy has not lapsed, you may exchange it for a comparable fixed-benefit life insurance policy issued by The New England. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit policy with a face amount equal to the current death benefit of the exchanged Variable Life Policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit life insurance policies issued by The New England which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available.

  The exchange will be effective on the date when NEVLICO receives written notice at its Administrative Office in a form satisfactory to NEVLICO, the Policy and payment to NEVLICO of any cost to exchange. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) The cost to exchange will reflect any differences in premiums and cash values between the two policies. Any policy loan outstanding must be repaid on or before the effective date of the exchange.

  For a Policy issued in connection with certain group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by The New England. The terms and conditions applicable to the 24 month exchange option will also be applicable to this option. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option.

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum, unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NEVLICO. You can make, change or revoke the selection before the death of the insured. The payment options available are fixed benefit options only; therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NEVLICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NEVLICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NEVLICO's underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your NEVLICO agent can provide you more information on the uses of term rider coverage.

  The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTION TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

    GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $600 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (NEVLICO plans to make this rider available later in 1995. Availability of the rider is also subject to state insurance department approval);

    WAIVER OF SCHEDULED PREMIUMS-DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS-DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the applicant;

    WAIVER OF SCHEDULED PREMIUMS-DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

    WAIVER OF SCHEDULED PREMIUMS-DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

    TEMPORARY TERM INSURANCE, which provides for term insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides for insurance on the life of the insured's children for a defined period.

  Certain riders are available only for sex based Policies. NEVLICO may from time to time discontinue the availability of certain riders or make available riders in addition to those listed above. You should consult your agent regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except his right to payment of benefits) as such terminate when the insured dies.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NEVLICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NEVLICO under the Policy before the signed change form is received by NEVLICO at its Administrative Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NEVLICO under the Policy before a signed copy of the assignment form is received at NEVLICO's Administrative Office. NEVLICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NEVLICO on January 31, 1983 under Delaware Insurance Law. The Variable Account is the funding vehicle for other NEVLICO variable life insurance policies in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account. However, both NEVLICO and the Variable Account are subject to regulation by the Delaware Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NEVLICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct. NEVLICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NEVLICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NEVLICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NEVLICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NEVLICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  --The Zenith Money Market Sub-Account, which invests in the Back Bay
    Advisors Money Market Series of the Zenith Fund

  --The Zenith Bond Income Sub-Account, which invests in the Back Bay Advisors
    Bond Income Series of the Zenith Fund

  --The Zenith Capital Growth Sub-Account, which invests in the Capital Growth
    Series of the Zenith Fund

  --The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
    Index Series of the Zenith Fund

  --The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
    Managed Series of the Zenith Fund

  --The Zenith Value Growth Sub-Account, which invests in the Westpeak Value
    Growth Series of the Zenith Fund

  --The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
    Avanti Growth Series of the Zenith Fund

  --The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles Small
    Cap Series of the Zenith Fund

  --The Equity-Income Sub-Account, which invests in the Equity-Income
    Portfolio of the VIP Fund

  --The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  --The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  --The Asset Manager Sub-Account, which invests in the Asset Manager
    Portfolio of VIP Fund II

  --The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
    Growth Series of the Zenith Fund*

  --The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
    Balanced Series of the Zenith Fund*

  --The Zenith Value Sub-Account, which invests in the Venture Value Series of the Zenith Fund*

  --The Zenith International Equity Sub-Account, which invests in the Draycott
    International Equity Series of the Zenith Fund*
--------
* Availability of these Sub-Accounts is subject to any necessary state insurance department approvals.

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established by The New England as an investment vehicle for separate investment accounts of NEVLICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of The New England and NEVLICO that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and the risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is to provide the highest possible level of current income consistent with preservation of capital. The Series seeks to achieve its objective through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with preservation of capital and moderate investment risk. The Series seeks to achieve its objective through investment primarily in an investment quality bond portfolio.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio. The Series' portfolio is expected to include (i) common stocks, (ii) notes and bonds and (iii) money market instruments.

  The Zenith Westpeak Value Growth Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stock or their equivalent. The Series will normally invest at least 65% of its total assets in companies with market capitalization of less than $500 million.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. Under normal conditions, the Series will invest at least 25% of its assets in bonds and at least 50% of its assets in common stocks.

  The Zenith Draycott International Equity Series' investment objective is to seek total return from long-term growth of capital and dividend income. The series will invest primarily in common stocks of issuers either headquartered outside the U.S. or deriving a substantial part of their revenues from countries outside of the U.S.

  The Zenith Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks (and securities convertible into common stock) that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, with a majority of issuers having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolio by participating in companies and economies outside of the United States.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Equity Growth, Zenith Value, Zenith Value Growth, Zenith Stock Index, Zenith International Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Account, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds traditionally involve more risk than most domestic stock funds.

  The performance of various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate, and common stock prices, which have risen substantially at times, have also had periods of volatility. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NEVLICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NEVLICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is a subsidiary of The New England, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                      ADVISER                       SUB-ADVISER
        ------                      -------                       -----------
Capital Growth           Capital Growth Management
                         Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 aged
Westpeak Stock Index     TNE Advisers, Inc.            Westpeak Investment Advisors, L.P.**
Westpeak Value Growth    TNE Advisers, Inc.            Westpeak Investment Advisors, L.P.**
Loomis Sayles Avanti     TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.**
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.**
Loomis Sayles Balanced   TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.**
Draycott International   TNE Advisers, Inc.            Draycott Partners, Ltd.**
 Equity
Venture Value            TNE Advisers, Inc.            Selected/Venture Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.            Fred Alger Management, Inc.

--------
 *An affiliate of The New England
**An indirect subsidiary of The New England

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Value Growth Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England itself served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Capital Growth, Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses incurred for 1994, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK                     LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK WESTPEAK SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK    VALUE   AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    GROWTH  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .65%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .05%     .14%     .15%     .14%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .70%     .54%     .50%     .64%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                            LOOMIS                        ALGER
                                            SAYLES    DRAYCOTT    VENTURE EQUITY
                                           BALANCED INTERNATIONAL  VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee...........................    .70%        .90%      .75%    .70%
Other Expenses...........................    .15%        .40%      .15%    .15%
                                             ----       -----      ----    ----
 Total Series Operating Expenses.........    .85%       1.30%      .90%    .85%

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1994, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were as follows:

               MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO         FEES    EXPENSES   EXPENSES
---------      ---------- -------- ------------
Equity-Income     .52%      .06%       .58%*
Overseas          .77%      .15%       .92%
High Income       .61%      .10%       .71%
Asset Manager     .72%      .08%       .80%*

----------
* A portion of the brokerage commissions the portfolio paid was used to reduce its expenses. Without this reduction total operating expenses would have been .60% for the Equity-Income Portfolio and .81% for the Asset Manager Portfolio.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1994, it advised funds having more than 22 million shareholder accounts with a total value of more than $250 billion. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the prospectus for the VIP Fund and VIP Fund II attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A Fixed Account option is available under the Policy in states where it has been approved by the state insurance department. The Fixed Account may not be approved by every state insurance department and therefore it may not be available in every state. NEVLICO is not currently seeking approval of the Fixed Account in New York.

  You may allocate net premiums and net unscheduled payments for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NEVLICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NEVLICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NEVLICO's general account includes all the assets owned by NEVLICO, other than the assets in the Variable Account or in any other separate accounts that NEVLICO may establish. NEVLICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NEVLICO guarantees that cash values in the Fixed Account will earn interest at an effective annual rate of at least 4.5%. NEVLICO may from time to time credit interest at a higher rate than 4.5%, but it is under no obligation to do so. NEVLICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NEVLICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NEVLICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next policy anniversary, when it will be credited with the current rate declared by NEVLICO. (Although NEVLICO's current practice is to credit your entire Fixed Account cash value on a policy anniversary with the most recently declared annual rate until the next anniversary, NEVLICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a policy anniversary to earn interest at the most recently declared rate until the next policy anniversary.) Any net premiums or net unscheduled payments allocated or any portion of your Policy's cash value transferred to the Fixed Account on a date other than a policy anniversary will earn interest at NEVLICO's most recently declared rate until the next policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

  If you select the Fixed Account on the application, your Policy's cash value will not be allocated to the Fixed Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. Until then, the net scheduled premium and any net unscheduled payment will be allocated to the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Right to Return the Policy".) The cash value transferred from the Money Market Sub-Account to the Fixed Account will be credited with NEVLICO's most recently declared rate of interest as of the date of the transfer until the next policy anniversary.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums and net unscheduled payments allocated to the Fixed Account, net interest credited to cash value in the Fixed Account, any loans, partial surrenders or partial withdrawals made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NEVLICO's general account (but outside of the Fixed Account) as a result of a policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. The Policy's tabular cash value will be calculated based on the assumption that the Policy's sub-accounts earned, and the Fixed Account credited, a 4.5% annual net rate of return. (See "Death Benefit" and "Tabular Cash Value".)

POLICY TRANSACTIONS

  NEVLICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4.5%. Otherwise, allocations of net premiums and net unscheduled payments to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocations of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding transfers, loans, surrenders and partial withdrawals that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED ONLY IF NEVLICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NEVLICO'S ADMINISTRATIVE OFFICE. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one policy year without NEVLICO's consent. NEVLICO currently allows 12 such transfers per policy year. Transfers out of the Fixed Account will not be counted against this limit. NEVLICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is 4.5%.

  Unless you request otherwise, a policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at not less than 4.5% per year (currently 4.75% per year), which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders and partial withdrawals will be taken only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender or partial withdrawal will be taken from the Fixed Account.

  NEVLICO has the right to delay transfers, withdrawals, surrenders, and policy loans from the Fixed Account for up to six months. Loans to pay premiums on policies issued by NEVLICO will not be delayed.

                  NEVLICO'S DISTRIBUTION AND OTHER AGREEMENTS

  NEVLICO sells the Policies through agents who are licensed by state insurance officials to sell NEVLICO's variable life insurance policies. These agents are also registered representatives of New England Securities. New England Securities, a Massachusetts corporation organized in 1968, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NEVLICO and New England Securities.

  Under the Distribution Agreement, NEVLICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NEVLICO pays the following commissions and/or service fees to the selling agent: a maximum of 25% of the scheduled premium paid in the first policy year; 5% of scheduled premiums in policy years two through ten and 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. NEVLICO pays commissions for substandard risk and rider premiums, based on its rules in effect at the time of payment. Agents with fewer than four years of service may be compensated differently. Agents who meet certain productivity and persistency standards in selling policies issued by NEVLICO and The New England may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 25% of the scheduled premium in the first policy year, 5.5% in the second through fifth policy years, 3.5% in the sixth through tenth policy years, 2% in the eleventh through twentieth policy years, and 3% of all unscheduled payments. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

  Under a Services Agreement between NEVLICO, The New England and New England Securities, The New England performs underwriting, issuance and other administrative services for the Policies. NEVLICO paid The New England approximately $39.6 million in 1994 for services provided under this agreement.

               LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, NEVLICO can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years from the date of issue, based on misrepresentations made in the application. NEVLICO can challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for two years during the insured's lifetime from the date the unscheduled payment was received. However, if the insured dies within two years of the date of issue, NEVLICO can challenge all or part of the Policy at any time with respect to misrepresentations in the application.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the application, the Policy's cash value and death benefit will be what the premiums paid and unscheduled payments made would have purchased, based on the insured's correct age and, if the Policy is sex-based, on the insured's correct sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit will be limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding policy loan plus interest and by any partial withdrawals or partial surrenders made (or such greater amount required by state law).

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NEVLICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NEVLICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NEVLICO believes that the Policy qualifies as a life insurance contract for federal tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NEVLICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NEVLICO believes that payments received under the accelerated benefits rider may be treated as distributions from the Policy under current law and, in addition, under regulations proposed December 15, 1992, as distributions, death benefits, or health, accident or disability benefits, depending on the circumstances, if the regulations are adopted as proposed. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) If such payments are distributions, their tax treatment would depend on whether or not the Policy is a modified endowment contract.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NEVLICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy. In this case, an amount may be taxable even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience above a 4.5% net rate of return does not affect whether or not a Policy will become a modified endowment contract.) Riders to the policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender, face amount reduction or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under your Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NEVLICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NEVLICO's interpretation. NEVLICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change if the increase is not due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if certain other Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point. This may be the case, when the insured reaches very high ages, even if no unscheduled payments have been made for the Policy. The point at which you may have to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".)

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months".)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

  (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

  (b) Loans are considered distributions even if the amount borrowed is retained by NEVLICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

  (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain that accrues in the Policy to taxation.

  (d) A partial surrender to pay premiums is not a transaction specifically addressed and may or may not be treated as a taxable distribution.

  (e) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NEVLICO or its affiliates to the same Policy Owner during any 12 month period must be treated as one modified endowment contract.

  (f) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

  (a) made on or after the date when you attain age 59 1/2;

  (b) is attributable to your becoming disabled; or

  (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of you and your beneficiary.

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy plus the cost of insurance protection for the year. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NEVLICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. To date, no such regulations or guidance has been issued. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NEVLICO does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. NEVLICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

  NEVLICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NEVLICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. NEVLICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NEVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NEVLICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                   MANAGEMENT

  The directors and executive officers of NEVLICO and their principal business experience during the past five years are:

                              DIRECTORS OF NEVLICO

                        PRINCIPAL BUSINESS EXPERIENCE DURING
 NAME                   THE PAST FIVE YEARS
 ----                   ------------------------------------
 Edward C. Hall         Executive Vice President -- Client Services of The New England
                         since 1988; Vice President --Administration of NEVLICO
 Kernan F. King         Director, Executive Vice President and Chief Marketing Officer of
                         The New England since 1992; formerly, Director, Executive Vice
                         President -- Administration and General Counsel, 1990 to 1992, of
                         The New England
 Robert E. Schneider    Director, Executive Vice President and Chief Financial Officer of
                         The New England since 1993; formerly, Executive Vice President and
                         Chief Financial Officer, 1990 to 1993, Senior Vice President, 1985
                         to 1990, of The New England
 Robert A. Shafto       Chairman, President and Chief Executive Officer since 1993;
                         formerly, President and Chief Executive Officer, 1992 to 1993,
                         President and Chief Operating Officer, 1990 to 1992, of The New
                         England; Chairman, President and Chief Executive Officer of
                         NEVLICO
 Daniel J. Toran        Executive Vice President of The New England since 1991; formerly,
                         Senior Vice President --Agencies, 1986 to 1991, of The New England
 H. James Wilson        Executive Vice President and General Counsel of The New England
                         since 1993; formerly, Senior Vice President and General Counsel,
                         1992 to 1993, Senior Vice President and Associate General Counsel,
                         1990 to 1992, of The New England; General Counsel and Secretary of
                         NEVLICO
 Frederick K.           Executive Vice President and Chief Investment Officer of The New
  Zimmermann             England since 1993; formerly, Senior Vice President --
                          Investments, 1989 to 1993, of The New England; Vice President --
                                                                               Investments of NEVLICO
                         EXECUTIVE OFFICERS OF NEVLICO
                              OTHER THAN DIRECTORS

                        PRINCIPAL BUSINESS EXPERIENCE DURING
 NAME                   THE PAST FIVE YEARS
 ----                   ------------------------------------
 Rodney J. Chandler     Second Vice President and Actuary of The New England since 1990;
                         Chief Actuary of NEVLICO
 Chester R. Frost       Senior Vice President of The New England since 1984; Vice
                         President -- Controller of NEVLICO
 John F. Guthrie        Vice President of The New England since 1983; Vice President --
                          Portfolio Strategy of NEVLICO
 John G. Small          Senior Vice President of The New England since 1990; Vice President and Chief Underwriter of NEVLICO
 Phillip G. Sullivan    Second Vice President and Medical Director of The New England since
                         1974; Vice President and Medical Director of NEVLICO
 Newton H. Thompson     Second Vice President and Treasurer of The New England since 1993;
                         formerly, Second Vice President and Assistant Treasurer, 1991 to
                         1992, and Assistant Vice President and Assistant Treasurer, 1989
                         to 1991, of The New England; Vice President and Treasurer of
                         NEVLICO
 H. James Wilson        See Directors above.
 Frederick K.
  Zimmermann            See Directors above.

  The principal business address for each of the directors and executive officers is the same as NEVLICO's.

                                 VOTING RIGHTS

  NEVLICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NEVLICO will give you, as Policy Owner, the right to instruct NEVLICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or in any other separate account of NEVLICO or an affiliate, the policyholders of which have rights of instruction with respect to the Eligible Fund shares, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which voting instructions are received. No voting privileges apply to Policies continued under a fixed-benefit lapse option or with respect to cash value removed from the Variable Account as a result of a policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NEVLICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Fund Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If NEVLICO believes any Eligible Fund action is insufficient, NEVLICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NEVLICO may be unable to remedy.

  If required by state insurance authorities, NEVLICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NEVLICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NEVLICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NEVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. If NEVLICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                          RIGHTS RESERVED BY NEVLICO

  NEVLICO and The New England may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from Policy Owners, if the applicable Federal securities laws or regulations or interpretations of them change. NEVLICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds;
(4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NEVLICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NEVLICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NEVLICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers or premium reallocations, call the toll-free number 1-800-200-2214. (This number is not available for sub-account transfers under Policies issued in New York.)

                                    REPORTS

  Annually (except while the Policy is under a fixed lapse option or a settlement option), NEVLICO will send you a statement showing your Policy's death benefit, cash value and any outstanding policy loan principal. NEVLICO will also confirm policy loans, sub-account transfers, lapses, surrenders and other policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NEVLICO may from time to time receive endorsements of the Policies from professional organizations. NEVLICO may refer to or use such endorsements in advertisements or sales material for the Policies. NEVLICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NEVLICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NEVLICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NEVLICO. Sutherland, Asbill & Brennan, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Insurance Company and of the Variable Account have been audited by Coopers & Lybrand, independent auditors, as stated in their opinions appearing herein and have been so included in reliance upon their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Chief Actuary of NEVLICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual scheduled premiums of $4,000 for males aged 40 and 50. The males aged 40 and 50 are assumed to be in the nonsmoker standard risk classification. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. In addition, each illustration is given first for a Policy with an Option 1 death benefit and then for a Policy with an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NEVLICO or other companies. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard risk Policies but require an additional premium.)

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan were made during the period of time illustrated, if the insured were female or in the smoker standard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect the fact that: (i) deductions have been made from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge, a first year administrative fee and a minimum death benefit guarantee charge) and a charge for the cost of insurance are deducted from the cash value on the first day of each policy month. The net cash values shown in the tables reflect the fact that a surrender charge (consisting of a deferred sales charge and a deferred administrative charge) is deducted from the cash value upon surrender, face reduction or lapse during the first 15 policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The amounts shown in the table also reflect an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .775% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund under which TNE Advisers bears operating expenses of the Zenith Fund that exceed certain amounts. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Investment Management".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.37%, 4.55% and 10.47%, respectively, based on NEVLICO's current charge for mortality and expense risks, and -1.66%, 4.24% and 10.14%, respectively, based on NEVLICO's guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NEVLICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  NEVLICO will furnish upon request an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Where applicable, NEVLICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $214,986 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                                                                                                    INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL            HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- ------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
 1       $  4,200   $214,986 $214,986 $214,986 $ 1,476 $  1,671 $  1,866 $ 2,984 $  3,179 $  3,374   -63.09%   -58.22%   -53.34%
 2          8,610    214,986  214,986  214,986   4,336    4,912    5,511   5,917    6,493    7,092   -34.50    -28.43    -22.42
 3         13,240    214,986  214,986  214,986   5,982    7,131    8,374   8,801    9,949   11,192   -30.97    -23.86    -16.94
 4         18,102    214,986  214,986  214,986   8,876   10,795   12,956  11,630   13,549   15,710   -22.23    -15.14     -8.27
 5         23,208    214,986  214,986  214,986  11,716   14,610   18,000  14,405   17,300   20,690   -17.32    -10.29     -3.49
 6         28,568    214,986  214,986  214,986  14,496   18,577   23,551  17,121   21,202   26,176   -14.26     -7.28      -.54
 7         34,196    214,986  214,986  214,986  17,200   22,686   29,647  19,760   25,246   32,208   -12.21     -5.26      1.43
 8         40,106    214,986  214,986  214,986  19,824   26,940   36,344  22,320   29,436   38,840   -10.77     -3.84      2.82
 9         46,311    214,986  214,986  214,986  22,369   31,348   43,710  24,800   33,780   46,141    -9.70     -2.78      3.86
 10        52,827    214,986  214,986  214,986  24,827   35,910   51,812  27,194   38,277   54,179    -8.90     -1.97      4.65
 15        90,630    214,986  214,986  265,699  38,227   63,736  108,689  38,227   63,736  108,689    -5.88       .75      7.12
 20       138,877    214,986  214,986  411,110  48,931   96,776  197,374  48,931   96,776  197,374    -4.96      1.78      7.99
 25       200,453    214,986  246,660  603,718  56,436  136,551  335,755  56,436  136,551  335,755    -4.75      2.32      8.39
 30       255,835    214,986  256,870  828,038  40,488  161,995  524,604  40,488  161,995  524,604    -5.30      2.62      8.61
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
 1       5,274.68%  5,274.68%  5,274.68%
 2         584.82     584.82     584.82
 3         238.78     238.78     238.78
 4         138.18     138.18     138.18
 5          93.22      93.22      93.22
 6          68.44      68.44      68.44
 7          52.99      52.99      52.99
 8          42.54      42.54      42.54
 9          35.06      35.06      35.06
 10         29.47      29.47      29.47
 15         14.80      14.80      17.13
 20          8.70       8.70      13.92
 25          5.47       6.39      12.07
 30          4.10       5.02      10.84

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $214,986 FACE AMOUNT
                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                                                                                                    INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL            HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- ------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
 1        $ 4,200   $214,986 $215,040 $215,219 $ 1,476 $  1,671 $  1,866 $ 2,984 $  3,179 $  3,374   -63.09%   -58.22%   -53.35%
 2          8,610    214,986  215,120  215,683   4,336    4,911    5,510   5,917    6,493    7,091   -34.50    -28.43    -22.43
 3         13,240    214,986  215,225  216,409   5,982    7,130    8,369   8,801    9,948   11,188   -30.97    -23.86    -16.96
 4         18,102    214,986  215,356  217,429   8,876   10,793   12,945  11,630   13,547   15,699   -22.23    -15.14     -8.30
 5         23,208    214,986  215,515  218,781  11,716   14,607   17,980  14,405   17,297   20,670   -17.32    -10.30     -3.53
 6         28,568    214,986  215,701  220,506  14,496   18,572   23,515  17,121   21,197   26,140   -14.26     -7.28      -.58
 7         34,196    214,986  215,901  222,636  17,200   22,678   29,586  19,760   25,239   32,146   -12.21     -5.27      1.38
 8         40,106    214,986  216,113  225,218  19,824   26,929   36,245  22,320   29,425   38,740   -10.77     -3.85      2.76
 9         46,311    214,986  216,341  228,308  22,369   31,331   43,554  24,800   33,763   45,985    -9.70     -2.79      3.79
 10        52,827    214,986  216,582  231,967  24,827   35,886   51,576  27,194   38,253   53,943    -8.90     -1.98      4.57
 15        90,630    214,986  218,560  263,378  38,227   63,643  107,739  38,227   63,643  107,739    -5.88       .73      7.02
 20       138,877    214,986  224,168  407,970  48,931   96,451  195,867  48,931   96,451  195,867    -4.96      1.75      7.92
 25       200,453    214,986  245,652  599,446  56,436  135,993  333,380  56,436  135,993  333,380    -4.75      2.29      8.35
 30       255,835    214,986  255,820  822,180  40,488  161,333  520,893  40,488  161,333  520,893    -5.30      2.60      8.57
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
 1       5,274.68%  5,276.00%  5,280.48%
 2         584.82     585.05     586.01
 3         238.78     238.92     239.62
 4         138.18     138.30     138.97
 5          93.22      93.33      94.04
 6          68.44      68.56      69.33
 7          52.99      53.11      53.96
 8          42.54      42.66      43.62
 9          35.06      35.18      36.26
 10         29.47      29.60      30.80
 15         14.80      14.98      17.03
 20          8.70       9.04      13.86
 25          5.47       6.36      12.02
 30          4.10       5.00      10.80

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $214,986 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                                                                                                    INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL            HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- ------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
 1       $  4,200   $214,986 $214,986 $214,986 $ 1,416 $  1,608 $  1,801 $ 2,923 $  3,116 $  3,309   -64.61%   -59.79%   -54.97%
 2          8,610    214,986  214,986  214,986   4,186    4,752    5,341   5,767    6,333    6,922   -36.13    -30.09    -24.10
 3         13,240    214,986  214,986  214,986   5,716    6,838    8,054   8,534    9,657   10,872   -32.75    -25.60    -18.65
 4         18,102    214,986  214,986  214,986   8,466   10,333   12,436  11,220   13,087   15,190   -23.89    -16.74     -9.83
 5         23,208    214,986  214,986  214,986  11,138   13,942   17,227  13,828   16,631   19,917   -18.91    -11.80     -4.93
 6         28,568    214,986  214,986  214,986  13,725   17,662   22,463  16,350   20,287   25,088   -15.79     -8.70     -1.89
 7         34,196    214,986  214,986  214,986  16,227   21,497   28,190  18,787   24,057   30,750   -13.68     -6.61       .17
 8         40,106    214,986  214,986  214,986  18,640   25,450   34,458  21,136   27,946   36,954   -12.18     -5.11      1.64
 9         46,311    214,986  214,986  214,986  20,965   29,526   41,325  23,397   31,957   43,757   -11.06     -3.99      2.75
 10        52,827    214,986  214,986  214,986  23,197   33,725   48,852  25,564   36,092   51,219   -10.21     -3.13      3.60
 15        90,630    214,986  214,986  246,798  34,777   58,652  100,932  34,777   58,652  100,932    -7.19      -.28      6.26
 20       138,877    214,986  214,986  367,782  40,389   84,362  176,529  40,389   84,362  176,529    -7.09       .50      7.05
 25       200,453    214,986  214,986  518,383  40,624  113,638  288,225  40,624  113,638  288,225    -7.91       .97      7.41
 30       255,835    214,986  214,986  674,247  13,583  126,148  427,063  13,583  126,148  427,063   -12.64      1.28      7.59
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
 1       5,274.68%  5,274.68%  5,274.68%
 2         584.82     584.82     584.82
 3         238.78     238.78     238.78
 4         138.18     138.18     138.18
 5          93.22      93.22      93.22
 6          68.44      68.44      68.44
 7          52.99      52.99      52.99
 8          42.54      42.54      42.54
 9          35.06      35.06      35.06
 10         29.47      29.47      29.47
 15         14.80      14.80      16.32
 20          8.70       8.70      13.04
 25          5.47       5.47      11.13
 30          4.10       4.10       9.84

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $214,986 FACE AMOUNT
                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                                                                                                    INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE             ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL            HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- ------------------------- ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%       0%        6%       12%
------  -----------    --       --      ---      --       --      ---      --       --      ---       --        --       ---
 1       $  4,200   $214,986 $214,986 $215,155 $ 1,416 $  1,608 $  1,801 $ 2,923 $  3,116 $  3,308   -64.61%   -59.79%   -54.98%
 2          8,610    214,986  214,986  215,516   4,186    4,752    5,339   5,767    6,333    6,921   -36.13    -30.09    -24.11
 3         13,240    214,986  214,986  216,095   5,716    6,838    8,050   8,534    9,657   10,869   -32.75    -25.60    -18.67
 4         18,102    214,986  214,986  216,920   8,466   10,333   12,428  11,220   13,087   15,182   -23.89    -16.74     -9.85
 5         23,208    214,986  214,986  218,022  11,138   13,942   17,210  13,828   16,631   19,899   -18.91    -11.80     -4.97
 6         28,568    214,986  214,986  219,437  13,725   17,662   22,431  16,350   20,287   25,056   -15.79     -8.70     -1.93
 7         34,196    214,986  214,986  221,203  16,227   21,497   28,133  18,787   24,057   30,694   -13.68     -6.61       .12
 8         40,106    214,986  214,986  223,363  18,640   25,450   34,366  21,136   27,946   36,862   -12.18     -5.11      1.58
 9         46,311    214,986  214,986  225,965  20,965   29,526   41,180  23,397   31,957   43,611   -11.06     -3.99      2.68
 10        52,827    214,986  214,986  229,060  23,197   33,725   48,631  25,564   36,092   50,998   -10.21     -3.13      3.52
 15        90,630    214,986  214,986  254,187  34,777   58,652   99,835  34,777   58,652   99,835    -7.19      -.28      6.13
 20       138,877    214,986  214,986  364,292  40,389   84,362  174,853  40,389   84,362  174,853    -7.09       .50      6.97
 25       200,453    214,986  214,986  513,844  40,624  113,638  285,701  40,624  113,638  285,701    -7.91       .97      7.35
 30       255,835    214,986  214,986  668,343  13,583  126,148  423,324  13,583  126,148  423,324   -12.64      1.28      7.54
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
 1       5,274.68%  5,274.68%  5,278.89%
 2         584.82     584.82     585.73
 3         238.78     238.78     239.43
 4         138.18     138.18     138.80
 5          93.22      93.22      93.88
 6          68.44      68.44      69.16
 7          52.99      52.99      53.78
 8          42.54      42.54      43.43
 9          35.06      35.06      36.05
 10         29.47      29.47      30.58
 15         14.80      14.80      16.64
 20          8.70       8.70      12.97
 25          5.47       5.47      11.07
 30          4.10       4.10       9.80

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $110,165 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                                                                                                  INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL           HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
 1       $  4,200   $110,165 $110,165 $110,165 $ 1,789 $ 1,985 $  2,181 $ 3,013 $ 3,209 $  3,405   -55.28%   -50.38%   -45.48%
 2          8,610    110,165  110,165  110,165   4,629   5,209    5,813   5,958   6,538    7,142   -31.37    -25.41    -19.49
 3         13,241    110,165  110,165  110,165   6,233   7,391    8,644   8,832   9,989   11,243   -29.35    -22.35    -15.53
 4         18,103    110,165  110,165  110,165   9,065  11,000   13,180  11,630  13,565   15,745   -21.48    -14.44     -7.61
 5         23,208    110,165  110,165  110,165  11,814  14,733   18,155  14,346  17,265   20,687   -17.06    -10.02     -3.21
 6         28,568    110,165  110,165  110,165  14,479  18,596   23,621  16,978  21,095   26,120   -14.29     -7.25      -.45
 7         34,197    110,165  110,165  110,165  17,057  22,593   29,634  19,523  25,060   32,101   -12.42     -5.37      1.42
 8         40,106    110,165  110,165  110,165  19,546  26,735   36,262  21,979  29,168   38,696   -11.09     -4.01      2.77
 9         46,312    110,165  110,165  110,165  21,947  31,030   43,583  24,347  33,431   45,983   -10.10     -2.99      3.80
 10        52,827    110,165  110,165  112,566  24,254  35,487   51,676  26,621  37,854   54,043    -9.35     -2.19      4.61
 15        90,630    110,165  114,848  192,952  37,420  63,580  107,310  37,420  63,580  107,310    -6.17       .72      6.97
 20       115,670    110,165  119,680  264,820  29,393  75,476  167,777  29,393  75,476  167,777    -5.56      1.76      7.80
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
 1       2,654.12%  2,654.12%  2,654.12%
 2         377.17     377.17     377.17
 3         162.27     162.27     162.27
 4          94.81      94.81      94.81
 5          63.55      63.55      63.55
 6          45.97      45.97      45.97
 7          34.88      34.88      34.88
 8          27.34      27.34      27.34
 9          21.92      21.92      21.92
 10         17.87      17.87      18.24
 15          7.28       7.76      13.61
 20          4.63       5.26      11.21

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50
                     $4,000 ANNUAL PREMIUM FOR NON-SMOKER
                          STANDARD UNDERWRITING RISK
                             $110,165 FACE AMOUNT
                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                                                                                                  INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL           HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
 1       $  4,200   $110,165 $110,226 $110,406 $ 1,789 $ 1,984 $  2,180 $ 3,013 $ 3,209 $  3,405   -55.28%   -50.39%   -45.49%
 2          8,610    110,165  110,296  110,863   4,629   5,208    5,810   5,958   6,538    7,139   -31.37    -25.42    -19.52
 3         13,241    110,165  110,375  111,565   6,233   7,389    8,635   8,832   9,988   11,233   -29.35    -22.36    -15.58
 4         18,103    110,165  110,462  112,543   9,065  10,997   13,157  11,630  13,562   15,722   -21.48    -14.45     -7.67
 5         23,208    110,165  110,556  113,831  11,814  14,727   18,109  14,346  17,259   20,641   -17.06    -10.03     -3.29
 6         28,568    110,165  110,656  115,467  14,479  18,586   23,534  16,978  21,085   26,033   -14.29     -7.26      -.56
 7         34,197    110,165  110,764  117,497  17,057  22,579   29,483  19,523  25,045   31,949   -12.42     -5.38      1.29
 8         40,106    110,165  110,878  119,966  19,546  26,713   36,012  21,979  29,147   38,445   -11.09     -4.03      2.62
 9         46,312    110,165  110,999  122,931  21,947  31,000   43,185  24,347  33,400   45,585   -10.10     -3.01      3.62
 10        52,827    110,165  111,127  126,451  24,253  35,444   51,069  26,621  37,811   53,436    -9.35     -2.21      4.40
 15        90,630    110,165  114,608  191,053  37,420  63,447  106,254  37,420  63,447  106,254    -6.17       .70      6.86
 20       115,670    110,165  119,430  262,213  29,393  75,318  166,126  29,393  75,318  166,126    -5.56      1.74      7.72
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
 1       2,654.12%  2,655.65%  2,660.14%
 2         377.17     377.48     378.83
 3         162.27     162.46     163.56
 4          94.81      94.98      96.10
 5          63.55      63.70      64.93
 6          45.97      46.11      47.49
 7          34.88      35.03      36.59
 8          27.34      27.48      29.25
 9          21.92      22.06      24.06
 10         17.87      18.02      20.26
 15          7.28       7.73      13.50
 20          4.63       5.24      11.14

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $110,165 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                                                                                                  INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL           HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
 1       $  4,200   $110,165 $110,165 $110,165 $ 1,721 $ 1,914 $  2,108 $ 2,945 $ 3,139 $  3,333   -56.98%   -52.14%   -47.29%
 2          8,610    110,165  110,165  110,165   4,481   5,051    5,644   5,811   6,380    6,973   -32.94    -27.01    -21.12
 3         13,241    110,165  110,165  110,165   5,994   7,126    8,353   8,592   9,725   10,951   -30.90    -23.88    -17.05
 4         18,103    110,165  110,165  110,165   8,723  10,609   12,735  11,288  13,175   15,301   -22.84    -15.78     -8.92
 5         23,208    110,165  110,165  110,165  11,361  14,198   17,526  13,893  16,731   20,058   -18.29    -11.21     -4.37
 6         28,568    110,165  110,165  110,165  13,906  17,897   22,771  16,405  20,396   25,270   -15.42     -8.33     -1.50
 7         34,197    110,165  110,165  110,165  16,355  21,710   28,519  18,822  24,176   30,986   -13.48     -6.37       .46
 8         40,106    110,165  110,165  110,165  18,710  25,644   34,835  21,143  28,077   37,268   -12.09     -4.94      1.88
 9         46,312    110,165  110,165  110,165  20,967  29,707   41,786  23,367  32,107   44,186   -11.06     -3.87      2.97
 10        52,827    110,165  110,165  110,165  23,122  33,904   49,452  25,489  36,271   51,819   -10.27     -3.03      3.82
 15        90,630    110,165  110,165  181,179  34,340  59,425  100,737  34,340  59,425  100,737    -7.37      -.12      6.24
 20       115,670    110,165  110,165  235,654  21,153  66,318  149,262  21,153  66,318  149,262    -8.18       .77      6.92
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY   ---------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
 1       2,654.12%  2,654.12%  2,654.12%
 2         377.17     377.17     377.17
 3         162.27     162.27     162.27
 4          94.81      94.81      94.81
 5          63.55      63.55      63.55
 6          45.97      45.97      45.97
 7          34.88      34.88      34.88
 8          27.34      27.34      27.34
 9          21.92      21.92      21.92
 10         17.87      17.87      17.87
 15          7.28       7.28      12.91
 20          4.63       4.63      10.34

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK
                             $110,165 FACE AMOUNT
                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                                                                                                  INTERNAL RATE OF RETURN
                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE            ON NET CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL            ASSUMING
 END    ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL           HYPOTHETICAL GROSS
  OF       AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ ----------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%        6%       12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --        --       ---
 1       $  4,200   $110,165 $110,165 $110,335 $ 1,721 $ 1,914 $  2,108 $ 2,945 $ 3,139 $  3,332   -56.98%   -52.14%   -47.31%
 2          8,610    110,165  110,165  110,698   4,481   5,051    5,641   5,811   6,380    6,971   -32.94    -27.01    -21.15
 3         13,241    110,165  110,165  111,280   5,994   7,126    8,345   8,592   9,725   10,943   -30.90    -23.88    -17.09
 4         18,103    110,165  110,165  112,109   8,723  10,609   12,716  11,288  13,175   15,281   -22.84    -15.78     -8.98
 5         23,208    110,165  110,165  113,218  11,361  14,198   17,486  13,893  16,731   20,018   -18.29    -11.21     -4.44
 6         28,568    110,165  110,165  114,641  13,906  17,897   22,695  16,405  20,396   25,194   -15.42     -8.33     -1.60
 7         34,197    110,165  110,165  116,416  16,355  21,710   28,386  18,822  24,176   30,852   -13.48     -6.37       .34
 8         40,106    110,165  110,165  118,587  18,710  25,644   34,612  21,143  28,077   37,045   -12.09     -4.94      1.74
 9         46,312    110,165  110,165  121,201  20,967  29,707   41,430  23,367  32,107   43,830   -11.06     -3.87      2.80
 10        52,827    110,165  110,165  124,312  23,122  33,904   48,900  25,489  36,271   51,267   -10.27     -3.03      3.62
 15        90,630    110,165  110,165  179,389  34,340  59,425   99,742  34,340  59,425   99,742    -7.37      -.12      6.12
 20       115,670    110,165  110,165  233,326  21,153  66,318  147,787  21,153  66,318  147,787    -8.18       .77      6.85
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
 END     ASSUMING HYPOTHETICAL GROSS
  OF      ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
 1       2,654.12%  2,654.12%  2,658.36%
 2         377.17     377.17     378.44
 3         162.27     162.27     163.30
 4          94.81      94.81      95.87
 5          63.55      63.55      64.70
 6          45.97      45.97      47.26
 7          34.88      34.88      36.34
 8          27.34      27.34      28.99
 9          21.92      21.92      23.78
 10         17.87      17.87      19.96
 15          7.28       7.28      12.80
 20          4.63       4.63      10.27

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The policies were not available until November, 1993. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Value Growth Series and Loomis Sayles Avanti Growth Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund Series commenced operations on October 31, 1994 and were made available under the Policies on May 1, 1995. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. They were first made available as investment options under the Policies on April 30, 1993. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of the VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                            ANNUAL NET RATE OF RETURN
                  -------------------------------------------------------------------------------------------------------------

                                                                   FOR ONE YEAR ENDING
                  8/26/83- ----------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- --------- -------- -------- -------- -----------
Capital Growth*.   8.64%     -.96%   67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%    53.06%   -6.61%   14.28%   -8.30%
Bond Income.....   2.83%    12.10    18.05    14.15     1.65     7.63    11.68     7.48     17.25     7.53    11.94    -4.16
Money Market....   3.08%     9.96     7.61     6.16     5.89     6.94     8.58     7.50      5.58     3.18     2.36     3.39

                         8/26/83-  8/26/83
                        12/31/94  12/31/94
                         TOTAL    EFFECTIVE
                         RETURN    ANNUAL
                       ---------  ---------
Capital Growth*.        796.88%   21.33%
Bond Income.....        175.92     9.36
Money Market....         97.31     6.17

                                                             ANNUAL NET RATE OF RETURN
                                    ---------------------------------------------------------------------------
                                                                                                                5/1/87-   5/1/87-
                                                                     FOR ONE YEAR ENDING                        12/31/94  12/31/94
                                     5/1/87-  ----------------------------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                          12/31/87 12/31/88 12/31/89 12/31/90  12/31/91 12/31/92 12/31/93 12/31/94   RETURN    ANNUAL
-----------                          -------- -------- -------- --------- -------- -------- -------- --------- --------- ---------
Stock Index..........................-12.55%   14.67%   32.72%   -6.33%    29.65%    6.65%    9.07%    0.45%     88.86%    8.64%
Managed.............................. -1.06     8.43    19.83     1.72     19.45     6.06     9.99    -1.78      78.98     7.89

                                                                               ANNUAL NET RATE OF RETURN
                                                                         ------------------------------------
                                                                                                               4/30/93-  4/30/93-
                                                                                       FOR ONE YEAR ENDING     12/31/94  12/31/94
                                                                         4/30/93-  --------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                                              12/31/93           12/31/94           RETURN    ANNUAL
-----------                                                              ---------          --------          --------- ---------
Value Growth...........................................................  13.78%             -2.11%            11.38%      6.67%
Avanti Growth..........................................................   14.28              -1.94             12.05       7.05


                                                                                 ANNUAL NET RATE OF RETURN
                                                                             ---------------------------------
                                                                                                                5/2/94-   5/2/94-
                                                                                                                12/31/94  12/31/94
                                                                               5/2/94-                          TOTAL    EFFECTIVE
SUB-ACCOUNT                                                                   12/31/94                          RETURN    ANNUAL
-----------                                                                  ---------                         --------- ---------
Small Cap..............................................................       -4.40%                             -4.40%      --

                                                                               ANNUAL NET RATE OF RETURN
                                                                           --------------------------------
                                                                                                              10/31/94- 10/31/94-
                                                                                                              12/31/94  12/31/94
                                                                           10/31/94-                          TOTAL    EFFECTIVE
SUB-ACCOUNT                                                                12/31/94                           RETURN    ANNUAL
-----------                                                                ---------                         --------- ---------
Equity Growth..........................................................     -5.60%                               -5.60%      --
Balanced...............................................................      -.30                                 -.30       --
Value..................................................................     -3.30                                -3.30       --
International Equity...................................................      2.09                                 2.09       --

                                                     ANNUAL NET RATE OF RETURN
                          --------------------------------------------------------------------------------
                                                                                                           10/9/86- 10/9/86-
                                                             FOR ONE YEAR ENDING                           12/31/94 12/31/94
                          10/9/86- -----------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------               -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Equity-Income............    .06%   -3.08%   17.46%   18.82%  -16.81%   31.07%   16.39%   17.59%    6.28%  123.50%   10.27%
----------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through
  December 31, 1987 and its current advisory fee schedule thereafter.

                                                          ANNUAL NET RATE OF RETURN
                                   -----------------------------------------------------------------------
                                                                                                           1/28/87- 1/28/87-
                                                                 FOR ONE YEAR ENDING                       12/31/94 12/31/94
                                   1/28/87- --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                        12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------                        -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas..........................  -5.90%   10.75%   23.23%   -1.79%    7.79%  -11.12%   36.53%    0.59%   62.37%    6.31%

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND


                                                 ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------
                                                                                                           9/19/85- 9/19/85-
                                                        FOR ONE YEAR ENDING                                12/31/94 12/31/94
                 9/19/85- --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
High Income.....  6.20%    16.98%    0.61%   10.85%   -4.65%   -2.81%   34.27%   22.43%   19.68%   -2.05%  147.42%   10.25%


         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II
                                                                   ANNUAL NET RATE OF RETURN
                                                     -----------------------------------------------------
                                                                                                           9/6/89-   9/6/89-
                                                                          FOR ONE YEAR ENDING              12/31/94 12/31/94
                                                     9/6/89-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                                          12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------                                          -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager.......................................   1.12%    5.56%   21.83%   11.04%   20.51%   -7.00%   61.83%    9.48%

POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $214,986 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy was issued with a $110,165 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age
50. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NEVLICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 40

                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM                             OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,986 $  3,543 $  2,036      --            --
December 31, 1983.......   4,000   214,986  214,986    3,664    2,157    -83.06%         --
December 31, 1984.......   8,000   214,986  214,986    6,634    5,016    -45.31       1,748.07%
December 31, 1985.......  12,000   214,986  214,986   14,732   11,876     -0.77         397.72
December 31, 1986.......  16,000   214,986  214,986   31,555   28,764     33.56         191.12
December 31, 1987.......  20,000   214,986  214,986   50,228   47,501     38.34         118.15
December 31, 1988.......  24,000   214,986  214,986   48,635   45,972     22.95          82.52
December 31, 1989.......  28,000   214,986  214,986   66,297   63,699     24.33          61.87
December 31, 1990.......  32,000   214,986  214,986   66,146   63,613     17.48          48.58
December 31, 1991.......  36,000   214,986  315,493  104,476  102,007     23.06          47.97
December 31, 1992.......  40,000   214,986  296,564  100,670   98,265     17.73          38.90
December 31, 1993.......  44,000   214,986  341,006  117,831  115,661     17.11          35.47
December 31, 1994.......  48,000   214,986  311,482  110,391  108,695     13.24          29.32

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  214,986   3,456   1,948     -87.35%         --
December 31, 1984.......   8,000   214,986  214,986   7,149   5,530     -37.33       1,748.07%
December 31, 1985.......  12,000   214,986  214,986  11,627   8,771     -21.94         397.72
December 31, 1986.......  16,000   214,986  214,986  16,353  13,561      -8.82         191.12
December 31, 1987.......  20,000   214,986  214,986  19,665  16,938      -7.04         118.15
December 31, 1988.......  24,000   214,986  214,986  24,236  21,573      -3.75          82.52
December 31, 1989.......  28,000   214,986  214,986  30,111  27,513      -0.52          61.87
December 31, 1990.......  32,000   214,986  214,986  35,454  32,920       0.74          48.58
December 31, 1991.......  36,000   214,986  214,986  44,732  42,263       3.66          39.38
December 31, 1992.......  40,000   214,986  214,986  50,997  48,593       3.96          32.69
December 31, 1993.......  44,000   214,986  214,986  59,945  57,775       4.99          27.63
December 31, 1994.......  48,000   214,986  214,986  60,242  58,546       3.34          23.69

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  214,986   3,463   1,956     -87.21%         --
December 31, 1984.......   8,000   214,986  214,986   6,931   5,312     -40.71       1,748.07%
December 31, 1985.......  12,000   214,986  214,986  10,545   7,689     -30.39         397.72
December 31, 1986.......  16,000   214,986  214,986  14,252  11,460     -17.56         191.12
December 31, 1987.......  20,000   214,986  214,986  18,148  15,421     -11.00         118.15
December 31, 1988.......  24,000   214,986  214,986  22,464  19,801      -6.76          82.52
December 31, 1989.......  28,000   214,986  214,986  27,423  24,825      -3.61          61.87
December 31, 1990.......  32,000   214,986  214,986  32,473  29,940      -1.74          48.58
December 31, 1991.......  36,000   214,986  214,986  37,221  34,751      -0.81          39.38
December 31, 1992.......  40,000   214,986  214,986  41,280  38,876      -0.59          32.69
December 31, 1993.......  44,000   214,986  214,986  45,086  42,916      -0.47          27.63
December 31, 1994.......  48,000   214,986  214,986  49,418  47,722      -0.10          23.69

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,816   1,308     -81.21%         --
December 31, 1988.......   8,000   214,986  214,986   6,485   4,882     -35.82         930.30%
December 31, 1989.......  12,000   214,986  214,986  12,199   9,359     -14.25         302.19
December 31, 1990.......  16,000   214,986  214,986  14,459  11,684     -14.07         161.30
December 31, 1991.......  20,000   214,986  214,986  22,076  19,365      -1.21         104.58
December 31, 1992.......  24,000   214,986  214,986  26,743  24,097       0.13          75.01
December 31, 1993.......  28,000   214,986  214,986  32,350  29,768       1.67          57.20
December 31, 1994.......  32,000   214,986  214,986  35,524  33,007       0.74          45.43

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   3,191   1,684      -72.59%        --
December 31, 1988.......   8,000   214,986  214,986   6,664   5,061      -33.61       930.30%
December 31, 1989.......  12,000   214,986  214,986  11,415   8,575      -18.96       302.19
December 31, 1990.......  16,000   214,986  214,986  14,841  12,065      -12.67       161.30
December 31, 1991.......  20,000   214,986  214,986  21,054  18,343       -3.23       104.58
December 31, 1992.......  24,000   214,986  214,986  25,573  22,927       -1.44        75.01
December 31, 1993.......  28,000   214,986  214,986  31,253  28,671        0.65        57.20
December 31, 1994.......  32,000   214,986  214,986  33,702  31,184       -0.62        45.43

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  214,986   3,658   2,151      -60.33%        --
December 31, 1994.......   8,000   214,986  214,986   6,689   5,092      -33.17       926.15%

ZENITH VALUE GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  214,986   3,641   2,133      -60.80%        --
December 31, 1994.......   8,000   214,986  214,986   6,623   5,025      -33.98       926.15%

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,069   1,562      -75.66%        --

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,252   1,744     -100.00%        --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,439   1,931      -98.72%        --

ZENITH VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,333   1,825     -100.00%        --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,523   2,016      -98.34%        --

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1986.......   4,000   214,986  214,986   3,455   1,947      -95.78%        --
December 31, 1987.......   8,000   214,986  214,986   5,864   4,234      -65.32      2,387.88%
December 31, 1988.......  12,000   214,986  214,986  10,064   7,198      -37.95        447.96
December 31, 1989.......  16,000   214,986  214,986  14,779  11,977      -16.41        204.96
December 31, 1990.......  20,000   214,986  214,986  15,580  12,842      -19.79        124.10
December 31, 1991.......  24,000   214,986  214,986  23,533  20,859       -5.15         85.71
December 31, 1992.......  28,000   214,986  214,986  30,631  28,023        0.03         63.81
December 31, 1993.......  32,000   214,986  214,986  38,948  36,403        3.44         49.87
December 31, 1994.......  36,000   214,986  214,986  44,276  41,796        3.50         40.29

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $214,986 $214,986 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,859   1,351      -69.13%        --
December 31, 1988.......   8,000   214,986  214,986   6,543   4,962      -29.25        643.33%
December 31, 1989.......  12,000   214,986  214,986  11,709   8,891      -14.82        251.25
December 31, 1990.......  16,000   214,986  214,986  14,489  11,735      -12.40        142.98
December 31, 1991.......  20,000   214,986  214,986  18,805  16,116       -7.30         95.64
December 31, 1992.......  24,000   214,986  214,986  19,264  16,639      -10.63         69.87
December 31, 1993.......  28,000   214,986  214,986  30,296  27,736       -0.24         53.91
December 31, 1994.......  32,000   214,986  214,986  33,312  30,816       -0.85         43.18

HIGH INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 19, 1985...... $ 4,000  $214,986 $214,986 $  3,543 $  2,036      --            --
December 31, 1985.......   4,000   214,986  214,986    3,617    2,110    -89.64%         --
December 31, 1986.......   8,000   214,986  214,986    7,397    5,773    -36.17       2,058.68%
December 31, 1987.......  12,000   214,986  214,986   10,415    7,553    -33.14         423.86
December 31, 1988.......  16,000   214,986  214,986   14,597   11,800    -16.68         198.45
December 31, 1989.......  20,000   214,986  214,986   16,760   14,028    -15.44         121.33
December 31, 1990.......  24,000   214,986  214,986   19,231   16,563    -13.42          84.23
December 31, 1991.......  28,000   214,986  214,986   28,886   26,282     -1.93          62.92
December 31, 1992.......  32,000   214,986  214,986   38,300   35,761      2.92          49.27
December 31, 1993.......  36,000   214,986  214,986   48,897   46,422      5.85          39.87
December 31, 1994.......  40,000   214,986  214,986   50,754   48,344      3.91          33.05

ASSET MANAGER SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $214,986 $214,986 $  3,543 $  2,036      --            --
December 31, 1989.......   4,000   214,986  214,986    3,442    1,934    -89.83%         --
December 31, 1990.......   8,000   214,986  214,986    6,848    5,224    -43.46       1,880.71%
December 31, 1991.......  12,000   214,986  214,986   11,460    8,599    -23.77         409.35
December 31, 1992.......  16,000   214,986  214,986   15,838   13,041    -11.06         194.42
December 31, 1993.......  20,000   214,986  214,986   22,276   19,544     -0.99         119.59
December 31, 1994.......  24,000   214,986  214,986   23,573   20,905     -4.91          83.30

                      MALE NONSMOKER STANDARD RISK, AGE 50

                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM                             OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,165 $  3,546 $  2,321      --            --
December 31, 1983.......   4,000   110,165  110,165    3,677    2,453    -75.48%         --
December 31, 1984.......   8,000   110,165  110,165    6,672    5,323    -40.54         996.91%
December 31, 1985.......  12,000   110,165  110,165   14,809   12,191      1.18         260.78
December 31, 1986.......  16,000   110,165  110,165   31,740   29,155     34.38         129.41
December 31, 1987.......  20,000   110,165  125,112   50,485   47,934     38.76          87.05
December 31, 1988.......  24,000   110,165  118,316   48,888   46,370     23.26          58.20
December 31, 1989.......  28,000   110,165  152,051   66,489   64,004     24.47          50.81
December 31, 1990.......  32,000   110,165  150,281   66,135   63,683     17.51          39.26
December 31, 1991.......  36,000   110,165  224,315  104,081  101,662     22.98          40.33
December 31, 1992.......  40,000   110,165  210,881   99,913   97,527     17.58          32.32
December 31, 1993.......  44,000   110,165  242,534  116,487  114,318     16.91          29.68
December 31, 1994.......  48,000   110,165  221,709  108,739  107,043     13.00          24.16

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,165   3,469   2,244     -81.01%         --
December 31, 1984.......   8,000   110,165  110,165   7,188   5,840     -32.56        996.91%
December 31, 1985.......  12,000   110,165  110,165  11,682   9,065     -19.75        260.78
December 31, 1986.......  16,000   110,165  110,165  16,409  13,824      -7.81        129.41
December 31, 1987.......  20,000   110,165  110,165  19,696  17,144      -6.53         80.18
December 31, 1988.......  24,000   110,165  110,165  24,223  21,705      -3.53         55.41
December 31, 1989.......  28,000   110,165  110,165  30,045  27,559      -0.47         40.82
December 31, 1990.......  32,000   110,165  110,165  35,336  32,884       0.71         31.33
December 31, 1991.......  36,000   110,165  110,165  44,571  42,152       3.60         24.73
December 31, 1992.......  40,000   110,165  110,165  50,843  48,456       3.91         19.92
December 31, 1993.......  44,000   110,165  124,329  59,755  57,585       4.93         18.34
December 31, 1994.......  48,000   110,165  121,504  60,055  58,359       3.29         14.96

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,165   3,476   2,252     -80.82%         --
December 31, 1984.......   8,000   110,165  110,165   6,970   5,621     -35.93        996.91%
December 31, 1985.......  12,000   110,165  110,165  10,593   7,976     -28.09        260.78
December 31, 1986.......  16,000   110,165  110,165  14,290  11,706     -16.47        129.41
December 31, 1987.......  20,000   110,165  110,165  18,156  15,604     -10.50         80.18
December 31, 1988.......  24,000   110,165  110,165  22,417  19,899      -6.59         55.41
December 31, 1989.......  28,000   110,165  110,165  27,308  24,823      -3.61         40.82
December 31, 1990.......  32,000   110,165  110,165  32,292  29,840      -1.82         31.33
December 31, 1991.......  36,000   110,165  110,165  36,982  34,563      -0.94         24.73
December 31, 1992.......  40,000   110,165  110,165  40,997  38,610      -0.73         19.92
December 31, 1993.......  44,000   110,165  110,165  44,771  42,602      -0.61         16.28
December 31, 1994.......  48,000   110,165  110,165  49,114  47,418      -0.21         13.45

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,833   1,608     -74.41%         --
December 31, 1988.......   8,000   110,165  110,165   6,524   5,184     -32.11        571.27%
December 31, 1989.......  12,000   110,165  110,165  12,255   9,645     -12.59        202.15
December 31, 1990.......  16,000   110,165  110,165  14,497  11,921     -13.19        110.00
December 31, 1991.......  20,000   110,165  110,165  22,090  19,547      -0.86         71.14
December 31, 1992.......  24,000   110,165  110,165  26,714  24,204       0.27         50.37
December 31, 1993.......  28,000   110,165  110,165  32,276  29,799       1.70         37.69
December 31, 1994.......  32,000   110,165  110,165  35,415  32,971       0.72         29.24

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   3,211   1,986     -64.91%         --
December 31, 1988.......   8,000   110,165  110,165   6,705   5,364     -29.92        571.27%
December 31, 1989.......  12,000   110,165  110,165  11,466   8,857     -17.24        202.15
December 31, 1990.......  16,000   110,165  110,165  14,876  12,300     -11.82        110.00
December 31, 1991.......  20,000   110,165  110,165  21,061  18,517      -2.88         71.14
December 31, 1992.......  24,000   110,165  110,165  25,530  23,020      -1.32         50.37
December 31, 1993.......  28,000   110,165  110,165  31,161  28,684       0.66         37.69
December 31, 1994.......  32,000   110,165  110,165  33,566  31,122      -0.67         29.24

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1993.......   4,000   110,165  110,165   3,682   2,458     -51.60%         --
December 31, 1994.......   8,000   110,165  110,165   6,731   5,393     -29.51        569.00%

ZENITH VALUE GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1993.......   4,000   110,165  110,165   3,665   2,440     -52.11%         --
December 31, 1994.......   8,000   110,165  110,165   6,664   5,326     -30.31        569.00%

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,088   1,864     -68.24%         --

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,259   2,035     -98.25%         --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,446   2,222     -97.04%         --

ZENITH VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,340   2,115     -97.79%         --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,531   2,306     -96.29%         --

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1986.......   4,000   110,165  110,165   3,462   2,238     -92.23%         --
December 31, 1987.......   8,000   110,165  110,165   5,893   4,539     -60.13       1,309.09%
December 31, 1988.......  12,000   110,165  110,165  10,109   7,486     -35.28         291.01
December 31, 1989.......  16,000   110,165  110,165  14,824  12,234     -15.23         138.35
December 31, 1990.......  20,000   110,165  110,165  15,586  13,029     -19.14          84.14
December 31, 1991.......  24,000   110,165  110,165  23,482  20,958      -4.98          57.55
December 31, 1992.......  28,000   110,165  110,165  30,514  28,023       0.03          42.12
December 31, 1993.......  32,000   110,165  110,165  38,779  36,321       3.38          32.18
December 31, 1994.......  36,000   110,165  110,165  44,089  41,664       3.42          25.32

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,886   1,662     -61.38%         --
December 31, 1988.......   8,000   110,165  110,165   6,587   5,257     -26.14         410.91%
December 31, 1989.......  12,000   110,165  110,165  11,757   9,158     -13.42         170.18
December 31, 1990.......  16,000   110,165  110,165  14,518  11,952     -11.69          97.98
December 31, 1991.......  20,000   110,165  110,165  18,788  16,256      -7.01          65.17
December 31, 1992.......  24,000   110,165  110,165  19,186  16,687     -10.55          46.93
December 31, 1993.......  28,000   110,165  110,165  30,119  27,653      -0.32          35.50
December 31, 1994.......  32,000   110,165  110,165  33,096  30,663      -0.97          27.76

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985......  $4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1985.......   4,000   110,165  110,165   3,628   2,403     -83.56%         --
December 31, 1986.......   8,000   110,165  110,165   7,437   6,085     -31.04       1,150.26%
December 31, 1987.......  12,000   110,165  110,165  10,463   7,843     -30.66         276.55
December 31, 1988.......  16,000   110,165  110,165  14,640  12,053     -15.54         134.15
December 31, 1989.......  20,000   110,165  110,165  16,771  14,217     -14.86          82.30
December 31, 1990.......  24,000   110,165  110,165  19,179  16,658     -13.21          56.56
December 31, 1991.......  28,000   110,165  110,165  28,744  26,256      -1.96          41.52
December 31, 1992.......  32,000   110,165  110,165  38,094  35,638       2.83          31.79
December 31, 1993.......  36,000   110,165  110,165  48,655  46,233       5.76          25.05
December 31, 1994.......  40,000   110,165  110,165  50,548  48,159       3.83          20.15

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $110,165 $110,165 $ 3,546 $ 2,321       --            --
December 31, 1989.......   4,000   110,165  110,165   3,452   2,227     -84.15%         --
December 31, 1990.......   8,000   110,165  110,165   6,884   5,532     -38.55       1,062.85%
December 31, 1991.......  12,000   110,165  110,165  11,514   8,894     -21.50         267.81
December 31, 1992.......  16,000   110,165  110,165  15,890  13,303     -10.00         131.55
December 31, 1993.......  20,000   110,165  110,165  22,317  19,762      -0.52          81.14
December 31, 1994.......  24,000   110,165  110,165  23,572  21,051      -4.66          55.93

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $214,986 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy was issued with a $110,165 face amount and annual premiums of $4,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age
50. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NEVLICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 40

                       OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM                             OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,990 $  3,543 $  2,036      --            --
December 31, 1983.......   4,000   214,986  215,283    3,664    2,156    -83.06%         --
December 31, 1984.......   8,000   214,986  215,130    6,634    5,015    -45.32       1,749.02%
December 31, 1985.......  12,000   214,986  219,482   14,725   11,869     -0.81         402.60
December 31, 1986.......  16,000   214,986  233,769   31,502   28,710     33.45         199.68
December 31, 1987.......  20,000   214,986  247,642   50,064   47,337     38.18         126.83
December 31, 1988.......  24,000   214,986  242,839   48,408   45,746     22.78          87.74
December 31, 1989.......  28,000   214,986  254,950   65,901   63,302     24.14          67.47
December 31, 1990.......  32,000   214,986  252,520   65,670   63,136     17.29          52.84
December 31, 1991.......  36,000   214,986  313,181  103,711  101,241     22.89          47.81
December 31, 1992.......  40,000   214,986  294,471   99,959   97,554     17.59          38.76
December 31, 1993.......  44,000   214,986  338,674  117,025  114,855     16.99          35.36
December 31, 1994.......  48,000   214,986  309,414  109,658  107,962     13.13          29.22

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  215,075   3,456   1,948     -87.35%         --
December 31, 1984.......   8,000   214,986  215,595   7,148   5,530     -37.34       1,752.10%
December 31, 1985.......  12,000   214,986  216,771  11,623   8,767     -21.96         399.66
December 31, 1986.......  16,000   214,986  218,198  16,342  13,550      -8.87         192.62
December 31, 1987.......  20,000   214,986  217,843  19,646  16,919      -7.09         118.95
December 31, 1988.......  24,000   214,986  218,903  24,205  21,543      -3.80          83.29
December 31, 1989.......  28,000   214,986  220,877  30,062  27,463      -0.58          62.75
December 31, 1990.......  32,000   214,986  222,299  35,380  32,847       0.68          49.46
December 31, 1991.......  36,000   214,986  227,234  44,611  42,142       3.59          40.62
December 31, 1992.......  40,000   214,986  229,668  50,815  48,410       3.89          33.96
December 31, 1993.......  44,000   214,986  234,427  59,663  57,493       4.90          29.10
December 31, 1994.......  48,000   214,986  230,370  59,898  58,202       3.24          24.74

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1983.......   4,000   214,986  215,057   3,463   1,956     -87.21%         --
December 31, 1984.......   8,000   214,986  215,364   6,930   5,312     -40.71       1,750.57%
December 31, 1985.......  12,000   214,986  215,706  10,543   7,687     -30.41         398.50
December 31, 1986.......  16,000   214,986  216,024  14,248  11,456     -17.58         191.60
December 31, 1987.......  20,000   214,986  216,413  18,141  15,413     -11.02         118.55
December 31, 1988.......  24,000   214,986  217,071  22,450  19,788      -6.79          82.93
December 31, 1989.......  28,000   214,986  218,262  27,400  24,802      -3.64          62.37
December 31, 1990.......  32,000   214,986  219,426  32,436  29,902      -1.77          49.12
December 31, 1991.......  36,000   214,986  220,149  37,164  34,694      -0.85          39.91
December 31, 1992.......  40,000   214,986  220,050  41,202  38,797      -0.63          33.14
December 31, 1993.......  44,000   214,986  219,538  44,985  42,815      -0.51          27.99
December 31, 1994.......  48,000   214,986  219,378  49,294  47,597      -0.14          24.00

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,815   1,308     -81.22%         --
December 31, 1988.......   8,000   214,986  214,986   6,485   4,882     -35.82         930.30%
December 31, 1989.......  12,000   214,986  217,106  12,195   9,356     -14.27         303.85
December 31, 1990.......  16,000   214,986  216,007  14,452  11,677     -14.09         161.69
December 31, 1991.......  20,000   214,986  218,453  22,057  19,346      -1.24         105.43
December 31, 1992.......  24,000   214,986  220,994  26,708  24,061       0.08          76.07
December 31, 1993.......  28,000   214,986  222,780  32,288  29,706       1.61          58.27
December 31, 1994.......  32,000   214,986  221,556  35,438  32,920       0.68          46.17

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   3,191   1,684      -72.59%        --
December 31, 1988.......   8,000   214,986  215,168   6,664   5,061      -33.61       930.85%
December 31, 1989.......  12,000   214,986  216,517  11,412   8,572      -18.97       303.39
December 31, 1990.......  16,000   214,986  216,416  14,834  12,059      -12.69       161.85
December 31, 1991.......  20,000   214,986  218,047  21,039  18,329       -3.26       105.33
December 31, 1992.......  24,000   214,986  219,719  25,545  22,899       -1.48        75.85
December 31, 1993.......  28,000   214,986  221,929  31,203  28,621        0.60        58.15
December 31, 1994.......  32,000   214,986  219,974  33,633  31,115       -0.67        46.00

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  215,414   3,658   2,150      -60.34%        --
December 31, 1994.......   8,000   214,986  215,322   6,688   5,091      -33.18       927.16%

ZENITH VALUE GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1993.......   4,000   214,986  215,405   3,640   2,133      -60.82%        --
December 31, 1994.......   8,000   214,986  215,204   6,622   5,024      -33.99       926.80%

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,069   1,562      -75.66%        --

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,252   1,744     -100.00%        --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,439   1,931      -98.72%        --

ZENITH VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1994.......   4,000   214,986  214,986   3,333   1,825     -100.00%        --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --              --
December 31, 1994.......   4,000   214,986  215,046   3,523   2,016      -98.34%          --

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1986.......   4,000   214,986  215,093   3,455   1,947      -95.78%        --
December 31, 1987.......   8,000   214,986  214,986   5,863   4,233      -65.34      2,387.88%
December 31, 1988.......  12,000   214,986  215,273  10,063   7,196      -37.96        448.32
December 31, 1989.......  16,000   214,986  216,293  14,774  11,971      -16.43        205.62
December 31, 1990.......  20,000   214,986  214,986  15,575  12,837      -19.80        124.10
December 31, 1991.......  24,000   214,986  216,443  23,522  20,848       -5.17         86.00
December 31, 1992.......  28,000   214,986  220,923  30,605  27,997        0.00         64.73
December 31, 1993.......  32,000   214,986  225,457  38,886  36,342        3.39         51.15
December 31, 1994.......  36,000   214,986  226,335  44,169  41,689        3.44         41.46

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1987.......   4,000   214,986  214,986   2,859   1,351      -69.14%        --
December 31, 1988.......   8,000   214,986  215,048   6,543   4,962      -29.26        643.45%
December 31, 1989.......  12,000   214,986  217,058  11,707   8,888      -14.83        252.55
December 31, 1990.......  16,000   214,986  216,342  14,482  11,728      -12.43        143.44
December 31, 1991.......  20,000   214,986  216,960  18,793  16,103       -7.33         96.08
December 31, 1992.......  24,000   214,986  214,986  19,250  16,625      -10.65         69.87
December 31, 1993.......  28,000   214,986  221,042  30,266  27,706       -0.27         54.70
December 31, 1994.......  32,000   214,986  220,274  33,260  30,764       -0.89         43.75

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1985.......   4,000   214,986  215,125   3,617   2,109     -89.64%         --
December 31, 1986.......   8,000   214,986  215,730   7,396   5,772     -36.19       2,064.71%
December 31, 1987.......  12,000   214,986  215,370  10,412   7,550     -33.17         424.31
December 31, 1988.......  16,000   214,986  216,271  14,591  11,794     -16.71         199.08
December 31, 1989.......  20,000   214,986  214,986  16,751  14,019     -15.46         121.33
December 31, 1990.......  24,000   214,986  214,986  19,223  16,555     -13.44          84.23
December 31, 1991.......  28,000   214,986  219,523  28,867  26,263      -1.96          63.61
December 31, 1992.......  32,000   214,986  225,060  38,248  35,709       2.88          50.50
December 31, 1993.......  36,000   214,986  231,597  48,782  46,308       5.80          41.55
December 31, 1994.......  40,000   214,986  229,084  50,583  48,173       3.84          34.29

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $214,986 $214,990 $ 3,543 $ 2,036       --            --
December 31, 1989.......   4,000   214,986  214,987   3,442   1,934     -89.83%         --
December 31, 1990.......   8,000   214,986  215,186   6,848   5,224     -43.46       1,882.16%
December 31, 1991.......  12,000   214,986  216,167  11,458   8,596     -23.79         410.68
December 31, 1992.......  16,000   214,986  217,493  15,829  13,032     -11.10         195.62
December 31, 1993.......  20,000   214,986  220,041  22,255  19,523      -1.04         121.02
December 31, 1994.......  24,000   214,986  218,817  23,542  20,874      -4.96          84.06

                      MALE NONSMOKER STANDARD RISK, AGE 50

                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM                             OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,170 $  3,546 $  2,321      --            --
December 31, 1983.......   4,000   110,165  110,465    3,677    2,452    -75.50%         --
December 31, 1984.......   8,000   110,165  110,313    6,671    5,322    -40.55        998.07%
December 31, 1985.......  12,000   110,165  114,672   14,794   12,177      1.09        267.96
December 31, 1986.......  16,000   110,165  128,990   31,618   29,034     34.13        142.97
December 31, 1987.......  20,000   110,165  142,862   50,200   47,649     38.48         94.38
December 31, 1988.......  24,000   110,165  137,976   48,472   45,954     22.94         64.28
December 31, 1989.......  28,000   110,165  150,662   65,881   63,396     24.18         50.52
December 31, 1990.......  32,000   110,165  148,946   65,547   63,095     17.27         39.03
December 31, 1991.......  36,000   110,165  222,398  103,192  100,773     22.79         40.14
December 31, 1992.......  40,000   110,165  209,150   99,093   96,706     17.42         32.17
December 31, 1993.......  44,000   110,165  240,605  115,561  113,392     16.77         29.54
December 31, 1994.......  48,000   110,165  219,999  107,901  106,204     12.88         24.04

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,256   3,469   2,244     -81.01%         --
December 31, 1984.......   8,000   110,165  110,780   7,187   5,838     -32.58       1,001.75%
December 31, 1985.......  12,000   110,165  111,945  11,675   9,057     -19.81         263.63
December 31, 1986.......  16,000   110,165  113,344  16,385  13,800      -7.90         131.81
December 31, 1987.......  20,000   110,165  112,935  19,653  17,101      -6.64          81.51
December 31, 1988.......  24,000   110,165  113,922  24,152  21,633      -3.65          56.72
December 31, 1989.......  28,000   110,165  115,804  29,926  27,440      -0.60          42.35
December 31, 1990.......  32,000   110,165  117,125  35,155  32,703       0.56          32.88
December 31, 1991.......  36,000   110,165  121,927  44,267  41,848       3.43          26.94
December 31, 1992.......  40,000   110,165  124,235  50,376  47,989       3.71          22.22
December 31, 1993.......  44,000   110,165  128,844  59,116  56,946       4.73          18.95
December 31, 1994.......  48,000   110,165  124,742  59,368  57,672       3.09          15.37

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1983.......   4,000   110,165  110,239   3,476   2,252     -80.82%         --
December 31, 1984.......   8,000   110,165  110,548   6,969   5,620     -35.95         999.92%
December 31, 1985.......  12,000   110,165  110,874  10,589   7,972     -28.12         261.92
December 31, 1986.......  16,000   110,165  111,160  14,281  11,696     -16.52         130.17
December 31, 1987.......  20,000   110,165  111,496  18,138  15,587     -10.55          80.83
December 31, 1988.......  24,000   110,165  112,081  22,387  19,868      -6.64          56.08
December 31, 1989.......  28,000   110,165  113,180  27,255  24,770      -3.68          41.64
December 31, 1990.......  32,000   110,165  114,243  32,203  29,750      -1.90          32.25
December 31, 1991.......  36,000   110,165  114,862  36,844  34,424      -1.03          25.64
December 31, 1992.......  40,000   110,165  114,658  40,804  38,418      -0.84          20.68
December 31, 1993.......  44,000   110,165  114,042  44,524  42,354      -0.72          16.87
December 31, 1994.......  48,000   110,165  113,799  48,810  47,114      -0.32          13.95

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,832   1,608     -74.42%         --
December 31, 1988.......   8,000   110,165  110,165   6,524   5,183     -32.12         571.27%
December 31, 1989.......  12,000   110,165  112,273  12,247   9,638     -12.63         204.66
December 31, 1990.......  16,000   110,165  111,132  14,481  11,904     -13.25         110.62
December 31, 1991.......  20,000   110,165  113,526  22,046  19,503      -0.94          72.56
December 31, 1992.......  24,000   110,165  115,986  26,629  24,118       0.16          52.20
December 31, 1993.......  28,000   110,165  117,679  32,125  29,648       1.56          39.57
December 31, 1994.......  32,000   110,165  116,370  35,199  32,755       0.56          30.55

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   3,210   1,986     -64.92%         --
December 31, 1988.......   8,000   110,165  110,348   6,704   5,363     -29.93        571.99%
December 31, 1989.......  12,000   110,165  111,682  11,460   8,851     -17.27        203.96
December 31, 1990.......  16,000   110,165  111,542  14,863  12,286     -11.87        110.88
December 31, 1991.......  20,000   110,165  113,117  21,026  18,483      -2.95         72.39
December 31, 1992.......  24,000   110,165  114,709  25,463  22,953      -1.41         51.81
December 31, 1993.......  28,000   110,165  116,824  31,036  28,559       0.54         39.36
December 31, 1994.......  32,000   110,165  114,787  33,395  30,951      -0.80         30.22

ZENITH AVANTI GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1993.......   4,000   110,165  110,599   3,681   2,457     -51.62%         --
December 31, 1994.......   8,000   110,165  110,501   6,728   5,391     -29.54        570.32%

ZENITH VALUE GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1993.......   4,000   110,165  110,590   3,664   2,439     -52.13%         --
December 31, 1994.......   8,000   110,165  110,382   6,662   5,324     -30.34        569.86%

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,088   1,864     -68.24%         --

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,259   2,035     -98.25%         --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,446   2,222     -97.04%         --

ZENITH VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,165   3,340   2,115     -97.79%         --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1994.......   4,000   110,165  110,227   3,531   2,306     -96.29%         --

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1986.......   4,000   110,165  110,273   3,462   2,237     -92.23%         --
December 31, 1987.......   8,000   110,165  110,165   5,892   4,537     -60.16       1,309.09%
December 31, 1988.......  12,000   110,165  110,443  10,106   7,483     -35.30         291.52
December 31, 1989.......  16,000   110,165  111,438  14,813  12,223     -15.28         139.39
December 31, 1990.......  20,000   110,165  110,165  15,574  13,017     -19.18          84.14
December 31, 1991.......  24,000   110,165  111,458  23,458  20,934      -5.02          58.02
December 31, 1992.......  28,000   110,165  115,837  30,452  27,961      -0.04          43.70
December 31, 1993.......  32,000   110,165  120,253  38,626  36,169       3.26          34.46
December 31, 1994.......  36,000   110,165  121,028  43,818  41,393       3.27          27.41

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM                            OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1987.......   4,000   110,165  110,165   2,886   1,661     -61.40%         --
December 31, 1988.......   8,000   110,165  110,221   6,586   5,256     -26.15         411.06%
December 31, 1989.......  12,000   110,165  112,214  11,751   9,153     -13.45         172.18
December 31, 1990.......  16,000   110,165  111,452  14,501  11,935     -11.75          98.70
December 31, 1991.......  20,000   110,165  112,005  18,759  16,227      -7.07          65.89
December 31, 1992.......  24,000   110,165  110,165  19,153  16,653     -10.60          46.93
December 31, 1993.......  28,000   110,165  115,880  30,048  27,582      -0.38          36.86
December 31, 1994.......  32,000   110,165  115,023  32,969  30,536      -1.06          28.74

HIGH INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
September 19, 1985......  $4,000  $110,165 $110,170 $3,546  $2,321       --            --
December 31, 1985.......   4,000   110,165  110,306  3,628   2,403     -83.56%         --
December 31, 1986.......   8,000   110,165  110,915  7,434   6,083     -31.08       1,157.31%
December 31, 1987.......  12,000   110,165  110,538 10,456   7,836     -30.72         277.20
December 31, 1988.......  16,000   110,165  111,410 14,626  12,039     -15.60         135.14
December 31, 1989.......  20,000   110,165  110,165 16,752  14,198     -14.91          82.30
December 31, 1990.......  24,000   110,165  110,165 19,160  16,639     -13.25          56.56
December 31, 1991.......  28,000   110,165  114,421 28,700  26,212      -2.02          42.70
December 31, 1992.......  32,000   110,165  119,830 37,965  35,510       2.74          33.95
December 31, 1993.......  36,000   110,165  126,216 48,365  45,943       5.62          28.05
December 31, 1994.......  40,000   110,165  123,621 50,108  47,719       3.64          22.37

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,000  $110,165 $110,170 $ 3,546 $ 2,321       --            --
December 31, 1989.......   4,000   110,165  110,168   3,452   2,227     -84.15%         --
December 31, 1990.......   8,000   110,165  110,369   6,884   5,532     -38.55       1,064.85
December 31, 1991.......  12,000   110,165  111,341  11,509   8,888     -21.54         269.76
December 31, 1992.......  16,000   110,165  112,639  15,871  13,284     -10.08         133.46
December 31, 1993.......  20,000   110,165  115,141  22,269  19,714      -0.62          83.54
December 31, 1994.......  24,000   110,165  113,847  23,498  20,977      -4.78          57.23

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 50 20-year time periods beginning in 1926 and ending in 1994 (i.e. 1926-1945, 1927-1946, and so on through 1975-1994):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 47 of the 50 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 50 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 50 periods.

  Over the 40 30-year time periods beginning in 1926 and ending in 1994, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 40 periods.

  From 1926 through 1994 the average annual return for common stocks was 10.2%, compared to 5.4% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                               ----------------

--------
* Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook (TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

              SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS
                         FOR SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1994.

  The chart shows that historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                         GREATER
                                               0-   5.01-  10.01- 15.01-  THAN
   HOLDING                          NEGATIVE 5.00%  10.00% 15.00% 20.00% 20.00%
   PERIOD                            RETURN  RETURN RETURN RETURN RETURN RETURN
   -------                          -------- ------ ------ ------ ------ -------
   1 year..........................    29%      4%    12%     7%    12%    36%
   5 years.........................    11%     15%    16%    33%    17%      9%
   10 years........................     3%     12%    36%    22%    25%      2%
   20 years........................     0%      6%    34%    54%     6%      0%

--------
Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook (TM), Ibbotson
 Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

DEFERRED COMPENSATION PLANS

  Life insurance may be purchased by the business on the life of an executive in order to informally fund a nonqualified deferred compensation plan. The cash value accumulations may be accessed through withdrawals, loans and surrenders when the benefits become due and payable. The insurance policy's death proceeds may be used by the business to recover its costs for the benefits paid to the executive.

SPLIT DOLLAR PLANS

  Life insurance may be purchased by the business on the life of an employee. The arrangement splits the death benefit proceeds, the living benefits and possibly the premium cost between the business and the employee. The arrangement brings together the needs of the employee for insurance protection and the premium paying ability of the employer.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences.

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

  COMPARISION OF TAX TRETMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED           QUALIFIED
                                   INSURANCE    ANNUITIES     IRA'S    PENSION
                                   ---------- ------------- --------- ---------
   Annual Contribution Limits         No         No         Yes        Yes
   Income Eligibility Limits          No         No         Yes**      No
   Borrowing Treated as Distribu-
    tions                             No*        Yes        Loans not  Yes,
                                                            allowed    beyond
                                                                       $50,000
   Income Ordering Rules (Income
    included in First Distribu-
    tion)                             No*        Yes        Yes        Yes
   Early Withdrawal Penalties         No*        Yes***     Yes***     Yes***
   Minimum Distribution Rules by
    Age 70 1/2                        No         No         Yes        Yes
   Maximum Annual Distribution
    Rules                             No         No         Yes        Yes
   Anti-discrimination Rules          No         No         No         Yes

--------
Department of the Treasury

 Office of Tax Analysis

  * If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult your own tax advisor for more complete information.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account, and Asset Manager Sub-Account) of New England Variable Life Insurance Company as of December 31, 1994, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company as of December 31, 1994, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 3, 1995

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994

ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................
SUB-ACCOUNT         SHARES       COST
----------------- ------------------------
Capital Growth...    976,070 $ 294,934,737
Bond Income......    211,980    22,279,301
Money Market.....    183,282    18,328,233
Stock Index......    156,209    13,412,970
Managed..........    130,272    16,271,198
Avanti Growth....     72,212     7,937,671
Value Growth.....     47,081     5,131,286
Small Cap........      2,276       215,214
Equity-Income....  1,503,462    22,928,486
Overseas.........  2,206,564    34,315,959
High Income......      3,379        36,150
Asset Manager....     16,410       227,797
Amount due and accrued from policy-related
 transactions.............................
Dividends receivable......................
  Total Assets............................
LIABILITIES
Due New England Variable Life Insurance
 Company..................................
  Total liabilities.......................
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................

                                                                          NEW ENGLAND ZENITH FUND
                                                         -------------------------------------------------------------
                                                            CAPITAL       BOND        MONEY        STOCK
                                                            GROWTH      INCOME        MARKET       INDEX      MANAGED
                                                            SUB-          SUB-         SUB-         SUB-        SUB-
                                                            ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT
                                                         ------------ ----------- -----------  ----------- ------------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................              $304,826,810  $20,250,408  $18,328,233  $11,767,226  $16,974,440
SUB-ACCOUNT
-----------------
Capital Growth...
Bond Income......
Money Market.....
Stock Index......
Managed..........
Avanti Growth....
Value Growth.....
Small Cap........
Equity-Income....
Overseas.........
High Income......
Asset Manager....
Amount due and accrued from policy-related
 transactions.............................                   184,202        6,345    1,007,405        3,223       (4,968)
Dividends receivable......................                        --           --       82,924           --           --
                                                         -----------  -----------  ------------  ----------   ----------
  Total Assets............................               305,011,012   20,256,753   19,418,562   11,770,449   16,969,472
LIABILITIES
Due New England Variable Life Insurance
 Company..................................                55,516,275    3,506,622    2,537,819    2,091,485    2,209,894
                                                        ------------  -----------  -----------  ----------- ------------
  Total liabilities.......................                55,516,275    3,506,622    2,537,819    2,091,485    2,209,894
                                                        ------------  -----------  -----------  ----------- ------------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................              $249,494,737  $16,750,131  $16,880,743  $ 9,678,964  $14,759,578
                                                        ============  ===========  ===========  =========== ============

                                                                                                Variable Insurance
                                                                                                 Products Fund
                                                                                              ---------------------
                                                               AVANTI     VALUE        SMALL     EQUITY-
                                                               GROWTH     GROWTH        CAP      INCOME     OVERSEAS
                                                                SUB-       SUB-        SUB-      SUB-        SUB-
                                                              ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT
                                                             ---------- ----------   -------- ----------- -----------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................                  $8,143,351  $5,133,204   $219,876  $23,078,145  $34,576,854


Amount due and accrued from policy-related
 transactions.............................                      28,694      12,591    16,120        72,148       65,247
Dividends receivable......................                          --          --        --           --           --
                                                              -------- ----------- ----------    ---------    ---------
  Total Assets............................                   8,172,045   5,145,795   235,996    23,150,293   34,642,101
LIABILITIES
Due New England Variable Life Insurance
 Company..................................                   1,760,834   1,052,814    45,166     4,018,126    6,773,269
                                                            ----------  ----------  --------   -----------  -----------
  Total liabilities.......................                   1,760,834   1,052,814    45,166     4,018,126    6,773,269
                                                            ----------  ----------  --------   -----------  -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................                  $6,411,211  $4,092,981  $190,830   $19,132,167  $27,868,832
                                                            ==========  ==========  ========  ===========   ===========

                                                                               VARIABLE
                                                                              INSURANCE
                                                                               PRODUCTS
                                                                               FUND II
                                                                     -------  -------- -------------
                                                                       HIGH     ASSET
                                                                      INCOME   MANAGER
                                                                        SUB-     SUB-
                                                                      ACCOUNT  ACCOUNT     TOTAL
                                                                      ------- --------- ------------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................                            $36,363  $226,294  $443,561,204

Amount due and accrued from policy-related
 transactions.............................                                --      5,412     1,396,419
Dividends receivable......................                                --         --         82,92
                                                                      ------   --------  ------------
  Total Assets............................                            36,363    231,706   445,040,547
LIABILITIES
Due New England Variable Life Insurance
 Company..................................                             5,941     31,012    79,549,257
                                                                     -------  ---------  ------------
  Total liabilities.......................                             5,941     31,012    79,549,257
                                                                     -------  ---------  ------------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................                           $30,422   $200,694  $365,491,290
                                                                     =======  =========  ============


                      See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                       NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY       STOCK                    AVANTI       VALUE       SMALL
                     GROWTH       INCOME       MARKET       INDEX       MANAGED      GROWTH      GROWTH        CAP
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT*
                  ------------  -----------  ----------- -----------  -----------  ----------- ----------- ------------
Income
Dividends.......  $ 13,519,083  $ 1,399,070   $691,932   $   307,159  $  678,949    $ 43,109    $ 89,817      $  327
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     1,637,278      107,252     93,830        59,230      86,049      31,737      18,214          28
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net investment
 income (loss)..    11,881,805    1,291,818    598,102       247,929     592,900      11,372      71,603         299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........    46,100,393       41,284      --       (1,457,732)  1,602,795     143,154      67,310        --
End of period...     9,892,073   (2,028,893)     --       (1,645,744)    703,242     205,680       1,918       4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net change in
 unrealized
 appreciation
 (depreciation).   (36,208,320)  (2,070,177)     --         (188,012)   (899,553)     62,526     (65,392)      4,662
Net realized
 gain (loss) on
 investments....        67,810        1,763      --            6,200      37,994         542         776        --
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net realized and
 unrealized gain
 (loss) on
 investments....   (36,140,510)  (2,068,414)     --         (181,812)   (861,559)     63,068     (64,616)      4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....  $(24,258,705) $  (776,596)  $598,102   $    66,117  $ (268,659)   $ 74,440    $  6,987      $4,961
                  ============  ===========   ========   ===========  ==========    ========    ========      ======
                                                          VARIABLE
                                                          INSURANCE
                           VARIABLE INSURANCE             PRODUCTS
                              PRODUCTS FUND                FUND II
                  ------------------------------------- ------------- -------------
                    EQUITY-                   HIGH          ASSET
                    INCOME     OVERSEAS      INCOME        MANAGER
                  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT** SUB-ACCOUNT**    TOTAL
                  ----------- ----------- ------------- ------------- -------------
Income
Dividends.......   $670,101    $  69,390      $ --         $    --    $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     75,586      133,276         6              34       2,242,520
                  ----------- ----------- ------------- ------------- -------------
Net investment
 income (loss)..    594,515      (63,886)       (6)            (34)     15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........     93,013      700,341       --            --         47,290,558
End of period...    149,659      260,895       213          (1,503)      7,542,202
                  ----------- ----------- ------------- ------------- -------------
Net change in
 unrealized
 appreciation
 (depreciation).     56,646     (439,446)      213          (1,503)    (39,748,356)
Net realized
 gain (loss) on
 investments....       (929)        (471)      --            --            113,685
                  ----------- ----------- ------------- ------------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments....     55,717     (439,917)      213          (1,503)    (39,634,671)
                  ----------- ----------- ------------- ------------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....   $650,232    $(503,803)     $207         $(1,537)   $(24,408,254)
                  =========== =========== ============= ============= =============

*For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.

**For the period December 19, 1994 (Commencement of Operations) through December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                 NEW ENGLAND ZENITH FUND
                                  ---------------------------------------------------------------------------------------
                                    CAPITAL                   MONEY       STOCK                    AVANTI
                                    GROWTH    BOND INCOME    MARKET       INDEX       MANAGED      GROWTH    VALUE GROWTH
                                  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*
                                  ----------- -----------  ----------- -----------  ----------- ------------ ------------
INCOME
Dividends........................ $14,407,828 $1,721,493    $415,332   $  286,517   $  778,823    $ 31,181     $31,108
EXPENSE
Mortality and expense risk charge
 (Note 3)........................   1,317,363     89,763      74,167       40,270       73,721       5,506       3,166
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net investment income (loss).....  13,090,465  1,631,730     341,165      246,247      705,102      25,675      27,942
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............  26,130,492    (62,020)      --      (1,863,474)   1,105,911       --           --
 End of period...................  46,100,393     41,284       --      (1,457,732)   1,602,795     143,154      67,310
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net change in unrealized
 appreciation....................  19,969,901    103,304       --         405,742      496,884     143,154      67,310
Net realized gain (loss) on
 investments.....................     436,493     84,686       --          (4,995)      93,335         (88)         64
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net realized and unrealized gain
 on investments..................  20,406,394    187,990       --         400,747      590,219     143,066      67,374
                                  ----------- ----------    --------   ----------   ----------    --------     -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $33,496,859 $1,819,720    $341,165   $  646,994   $1,295,321    $168,741     $95,316
                                  =========== ==========    ========   ==========   ==========    ========     =======
                                      VARIABLE INSURANCE
                                        PRODUCTS FUND
                                   -------------------------- -----------
                                    EQUITY-INCOME   OVERSEAS
                                    SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                                   ------------- ------------ -----------
INCOME
Dividends........................   $ 46,757      $   --     $17,719,039
EXPENSE
Mortality and expense risk charge
 (Note 3)........................      7,615        17,666     1,629,237
                                    --------      --------    ----------
Net investment income (loss).....     39,142      (17,666 )   16,089,802
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............      --            --       25,310,909
 End of period...................     93,013       700,341    47,290,558
                                    --------      --------    ----------
Net change in unrealized
 appreciation....................     93,013       700,341    21,979,649
Net realized gain (loss) on
 investments.....................        (59)          729       610,165
                                   ----------      -------    ----------
Net realized and unrealized gain
 on investments..................     92,954       701,070    22,589,814
                                   ---------      --------    ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......   $132,096      $683,404   $38,679,616
                                   =========      ========    ==========

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                          --------------------------------------------------------------- -----------
                            CAPITAL        BOND         MONEY       STOCK
                             GROWTH       INCOME       MARKET       INDEX       MANAGED
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT    TOTAL
                          ------------  -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $  2,544,247  $1,038,401    $541,442   $2,971,910    $ 521,129  $ 7,617,129
EXPENSE
Mortality and expense
 risk charge (Note 3)...       872,975      57,034      75,654       24,160       51,418    1,081,241
                          ------------  ----------    --------   ----------    ---------  -----------
Net investment income...     1,671,272     981,367     465,788    2,947,750      469,711    6,535,888
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation ) on
 investments:
 Beginning of period....    36,250,872     132,914       --         767,700    1,283,603   38,435,089
 End of period..........    26,130,492     (62,020)      --      (1,863,474)   1,105,911   25,310,909
                          ------------  ----------    --------   ----------    ---------  -----------
Net change in unrealized
 depreciation...........   (10,120,380)   (194,934)      --      (2,631,174)    (177,692) (13,124,180)
Net realized gain on
 investments............         3,522      45,768       --          14,077      350,133      413,500
                          ------------  ----------    --------   ----------    ---------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........   (10,116,858)   (149,166)      --      (2,617,097)     172,441  (12,710,680)
                          ------------  ----------    --------   ----------    ---------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ (8,445,586) $  832,201    $465,788   $  330,653    $ 642,152  $(6,174,792)
                          ============  ==========    ========   ==========    =========  ===========



                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND         MONEY         STOCK                    AVANTI        VALUE      SMALL
                      GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       GROWTH       CAP
                       SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-        SUB-
                     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
 (to) from other
 sub-accounts....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
 assets derived
 from policy-
 related
 transactions....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
 net assets......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                     EQUITY-                   HIGH      ASSET
                     INCOME      OVERSEAS     INCOME    MANAGER
                      SUB-         SUB-        SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
 unrealized gain
 (loss) on
 investments.....       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
 (to) from other
 sub-accounts....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
 assets derived
 from policy-
 related
 transactions....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
 net assets......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

 *For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
**For the period December 19, 1994 (Commencement of Operations) through December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                 NEW ENGLAND ZENITH FUND
                  -------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY        STOCK                     AVANTI       VALUE
                     GROWTH       INCOME       MARKET        INDEX       MANAGED       GROWTH       GROWTH
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*
                  ------------  -----------  -----------  -----------  -----------  ------------ ------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..  $ 13,090,465  $ 1,631,730  $   341,165  $  246,247   $   705,102   $   25,675   $   27,942
Net realized and
 unrealized gain
 on investments.    20,406,394      187,990          --      400,747       590,219      143,066       67,374
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from investment
 activities.....    33,496,859    1,819,720      341,165     646,994     1,295,321      168,741       95,316
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........    88,880,791    5,429,522   27,439,024   2,696,124     3,325,220      579,106      252,321
Net transfers
 (to) from other
 sub-accounts...      (185,104)   1,155,530  (22,054,415)  1,088,665     1,967,320    2,787,043    1,529,391
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (41,091,866)  (2,588,466)  (5,031,875) (1,483,033)   (1,785,088)    (871,207)    (375,985)
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from policy-
 related
 transactions...    47,603,821    3,996,586      352,734   2,301,756     3,507,452    2,494,942    1,405,727
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Net increase in
 net assets.....    81,100,680    5,816,306      693,899   2,948,750     4,802,773    2,663,683    1,501,043
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....   148,845,990   10,628,556   12,064,485   4,420,409     9,401,440          --           --
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
NET ASSETS, AT
 END OF THE
 PERIOD.........  $229,946,670  $16,444,862  $12,758,384  $7,369,159   $14,204,213   $2,663,683   $1,501,043
                  ============  ===========  ===========  ==========   ===========   ==========   ==========
                      VARIABLE INSURANCE
                        PRODUCTS FUND
                  -------------------------- -------------
                  EQUITY-INCOME   OVERSEAS
                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                  ------------- ------------ -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..   $   39,142    $  (17,666) $ 16,089,802
Net realized and
 unrealized gain
 on investments.       92,954       701,070    22,589,814
                  ------------- ------------ -------------
Increase in net
 assets derived
 from investment
 activities.....      132,096       683,404    38,679,616
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........      964,191     1,568,988   131,135,287
Net transfers
 (to) from other
 sub-accounts...    4,320,708     9,390,862           --
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (1,135,081)   (2,189,589)  (56,552,190)
                  ------------- ------------ -------------
Increase in net
 assets derived
 from policy-
 related
 transactions...    4,149,818     8,770,261    74,583,097
                  ------------- ------------ -------------
Net increase in
 net assets.....    4,281,914     9,453,665   113,262,713
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....          --            --    185,360,880
                  ------------- ------------ -------------
NET ASSETS, AT
 END OF THE
 PERIOD.........   $4,281,914    $9,453,665  $298,623,593
                  ============= ============ =============

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                         -----------------------------------------------------------------  ------------
                           CAPITAL        BOND         MONEY         STOCK
                            GROWTH       INCOME        MARKET        INDEX       MANAGED
                         SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
                         ------------  -----------  ------------  -----------  -----------  ------------
FROM INVESTMENT
 ACTIVITIES
Net investment income..  $  1,671,272  $   981,367  $    465,788  $ 2,947,750  $   469,711  $  6,535,888
Net realized and
 unrealized gain (loss)
 on investments........   (10,116,858)    (149,166)      --        (2,617,097)     172,441   (12,710,680)
                         ------------  -----------  ------------  -----------  -----------  ------------
 Increase (decrease) in
  net assets derived
  from investment
  activities...........    (8,445,586)     832,201       465,788      330,653      642,152    (6,174,792)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from New
 England Variable Life
 Insurance Company.....    67,808,576    3,248,052    24,616,186    1,485,555    2,274,457    99,432,826
Net transfers (to) from
 other sub-accounts....    16,957,727    1,845,009   (19,527,266)     849,096     (124,566)      --
Net transfers to New
 England Variable Life
 Insurance Company.....   (50,969,349)  (2,798,256)   (4,457,696)  (1,217,417)  (1,765,986)  (61,208,704)
                         ------------  -----------  ------------  -----------  -----------  ------------
Increase in net assets
 derived from policy-
 related transactions..    33,796,954    2,294,805       631,224    1,117,234      383,905    38,224,122
                         ------------  -----------  ------------  -----------  -----------  ------------
Net increase in net
 assets................    25,351,368    3,127,006     1,097,012    1,447,887    1,026,057    32,049,330
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   123,494,622    7,501,550    10,967,473    2,972,522    8,375,383   153,311,550
                         ------------  -----------  ------------  -----------  -----------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $148,845,990  $10,628,556  $ 12,064,485  $ 4,420,409  $ 9,401,440  $185,360,880
                         ============  ===========  ============  ===========  ===========  ============



                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. New England Variable Life Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO. However, that portion of the Account assets equal to the reserves and other liabilities of the Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct.

2. The Account has twelve investment sub-accounts each of which invests in the shares of one portfolio of New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds." The Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twelve Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Boston time) on each day the Exchange is open for trading. Realized gains and losses on the sale of the Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date.

3. Certain deductions are made from each premium payment paid to NEVLICO to arrive at a net premium that is transferred to the Account, and certain deductions are made from the variable life insurance policies' cash value. These deductions include sales load, administrative expenses, a risk charge, premium taxes and the cost of providing insurance protection. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

NEVLICO charges the Account for mortality and expense risks NEVLICO assumes. Currently, the charges are made daily at an effective annual rate of .35% of the Account assets attributable to fixed premium variable life policies, .45% of the Account assets attributable to single premium variable life policies,
 .60% of the Account assets attributable to variable ordinary life policies and limited payment variable life policies, and .90% of the Account assets attributable to variable survivorship life policies.

4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. The Back Bay Advisors Bond Income, Back Bay Advisors Money Market and Back Bay Advisors Managed Series of the Zenith Fund receive investment advice from Back Bay Advisors, L.P. ("Back Bay Advisors"), an indirect subsidiary of The New England. Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Capital Growth Series. Loomis, Sayles serves as investment adviser to the Loomis Sayles Avanti Growth Series and the Loomis Sayles Small Cap Series, and Westpeak Investment Advisers, L.P. ("Westpeak") serves as investment adviser to the Westpeak Stock Index Series and the Westpeak Value Growth Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser pursuant to an advisory agreement that was approved by shareholders of the Westpeak Stock Index Series on July 14, 1993. Loomis, Sayles, Westpeak, and CGM are indirect subsidiaries of The New England. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

6. The following table shows the aggregate cost of shares purchased and proceeds from sales of each sub-account as of December 31, 1994:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth..................................... $164,839,394 $104,764,194
   Bond Income........................................   12,808,505    9,812,380
   Money Market.......................................   55,266,374   50,824,342
   Stock Index........................................    6,625,186    3,854,139
   Managed............................................    8,429,317    6,603,077
   Avanti Growth......................................    7,196,134    2,478,839
   Value Growth.......................................    4,869,047    1,506,335
   Small Cap..........................................      231,338            5
   Fidelity Equity-Income.............................   24,975,998    7,189,332
   Fidelity Overseas..................................   32,894,034    9,110,672
   Fidelity High Income...............................       36,150           --
   Fidelity Asset Manager.............................      245,398        6,777

7. The following tables show the net investment return of the sub-accounts for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts in 1988, 1989, and 1990 have been recalculated to conform with the current presentation.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.51%   94.53%   52.17%   -9.11%   30.30%   -3.82%   53.45%   -6.38%   14.57%   -8.06%
Bond Income.............  18.34%   14.43%    1.91%    7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   -3.91%
Money Market............   7.88%    6.43%    6.16%    7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.65%
                                           5/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock-Index............................... -12.40%   15.93%   29.70%   -4.48%   29.98%    6.92%    9.34%    0.71%
Managed...................................   -.89%    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   -1.53%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.47%   -1.70%
Value Growth....................................................................................  13.97%   -1.86%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.88%    6.55%
Fidelity Overseas...............................................................................  36.87%    0.85%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.23%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.80%
Fidelity Asset Manager...................................................................................  -6.76%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.34%   94.33%   52.02%   -9.20%   30.17%   -3.91%   53.29%   -6.47%   14.46%   -8.16%
Bond Income.............  18.23%   14.32%    1.81%    7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   -4.01%
Money Market............   7.78%    6.32%    6.05%    7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.54%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.46%   15.82%   29.57%   -4.58%   29.85%    6.81%    9.23%    0.60%
Managed...................................   -.96%    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   -1.63%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.39%   -1.80%
Value Growth....................................................................................  13.90%   -1.96%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.76%    6.44%
Fidelity Overseas...............................................................................  36.74%    0.75%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.30%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.90%
Fidelity Asset Manager...................................................................................  -6.85%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%   53.06%   -6.61%   14.28%   -8.30%
Bond Income.............  18.05%   14.15%    1.65%    7.63%   11.68%    7.48%   17.25%    7.53%   11.94%   -4.16%
Money Market............   7.61%    6.16%    5.89%    6.94%    8.58%    7.50%    5.58%    3.18%    2.36%    3.39%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.55%   14.67%   32.72%   -6.33%   29.65%    6.65%    9.07%    0.45%
Managed...................................  -1.06%    8.43%   19.83%    1.72%   19.45%    6.06%    9.99%   -1.78%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.28%   -1.94%
Value Growth....................................................................................  13.78%   -2.11%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.59%    6.28%
Fidelity Overseas...............................................................................  36.53%    0.59%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.40%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.05%
Fidelity Asset Manager...................................................................................  -7.00%

VARIABLE ORDINARY ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  66.59%   93.46%   51.34%   -9.63%   30.41%   -4.92%   52.61%   -6.90%   13.94%   -8.57%
Bond Income.............  17.70%   13.81%    1.35%    7.30%   11.34%    7.16%   16.90%    7.21%   11.60%   -4.45%
Money Market............   7.29%    5.85%    5.57%    6.62%    8.25%    7.18%    5.26%    2.87%    2.05%    3.08%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.73%   14.32%   32.33%   -6.61%   29.27%    6.33%    8.74%    0.15%
Managed...................................  -1.26%    8.10%   19.47%    1.42%   19.10%    5.74%    9.69%   -2.07%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.05%   -2.24%
Value Growth....................................................................................  13.55%   -2.40%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.23%    5.96%
Fidelity Overseas...............................................................................  36.12%    0.29%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.59%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.34%
Fidelity Asset Manager...................................................................................  -7.28%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and beginning value for the period and dividing it by the beginning value for the period.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the accompanying balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for wholly-owned stock life insurance subsidiaries of mutual life insurance companies.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 24, 1995

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                           DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                         ----          ----
Bonds..............................................  $  7,828,833  $  7,987,043
Mortgage loan......................................     2,221,942     2,230,000
Policy loans.......................................    43,967,343    30,673,718
Cash and short-term investments....................    10,669,045    21,282,674
Accrued investment income..........................     1,377,286     1,061,822
Premiums deferred and uncollected..................     6,892,888     5,452,658
Due from separate account, net.....................    79,549,258    63,855,885
Due from New England Mutual Life Insurance Company.     1,889,855       475,007
Other assets.......................................       814,991     1,636,853
Separate account assets............................   445,040,547   362,479,478
                                                     ------------  ------------
    Total assets...................................  $600,251,988  $497,135,138
                                                     ============  ============

                            LIABILITIES AND SURPLUS
Policy reserves....................................  $ 44,648,304  $ 26,905,146
Due New England Mutual Life Insurance Company......     3,219,350     7,917,908
Federal income taxes...............................     4,611,653     1,644,852
Accrued expenses...................................     4,746,096     2,866,665
Other liabilities..................................     1,120,620       735,987
Separate account liabilities.......................   445,040,547   362,479,478
                                                     ------------  ------------
    Total liabilities..............................   503,386,570   402,550,036
Surplus:
  Common stock (shares authorized: 50,000; issued
   and outstanding:
   20,000; par value $125).........................     2,500,000     2,500,000
  Paid-in capital in excess of par value...........   117,709,808   107,709,808
  Unassigned surplus...............................   (23,481,592)  (15,831,154)
    Asset valuation reserve........................       137,202       206,448
                                                     ------------  ------------
    Total surplus..................................    96,865,418    94,585,102
                                                     ------------  ------------
    Total liabilities and surplus..................  $600,251,988  $497,135,138
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Income:
  Premiums.........................................  $201,732,909  $146,137,792
  Investment income................................     3,093,024     2,724,046
                                                     ------------  ------------
                                                      204,825,933   148,861,838
Expenses:
  Death and other benefits.........................    23,345,664    18,207,816
  Increase in policy reserves......................    17,743,158     5,573,679
  Commissions......................................    37,220,361    29,849,384
  Net transfers to separate account................    87,853,704    58,823,455
  General and administrative.......................    43,395,223    31,727,803
                                                     ------------  ------------
                                                      209,558,110   144,182,137
                                                     ------------  ------------
Income (loss) before provision for taxes...........    (4,732,177)    4,679,701
Provision for income taxes.........................     2,968,375     5,066,507
                                                     ------------  ------------
Net loss from operations before realized capital
 losses............................................    (7,700,552)     (386,806)
Net realized investment gains (losses) less capital
 gains tax of $0 in 1994 and $4,916 in 1993........             9        (5,780)
                                                     ------------  ------------
Net loss...........................................  $ (7,700,543) $   (392,586)
                                                     ============  ============

                             STATEMENTS OF SURPLUS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Surplus, beginning of year.........................  $ 94,585,102  $ 69,988,844
Net loss...........................................    (7,700,543)     (392,586)
Change in non-admitted assets......................       (19,141)      (11,156)
Paid-in capital....................................    10,000,000    25,000,000
                                                     ------------  ------------
Surplus, end of year...............................  $ 96,865,418  $ 94,585,102
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                    YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1994           1993
                                                   -------------  ------------
Cash flows from operating activities:
  Insurance premiums and other considerations..... $ 199,670,506  $143,259,367
  Investment income...............................     2,773,220     2,479,596
  Benefits........................................   (23,510,882)  (18,036,117)
  Expenses and taxes..............................   (80,900,670)  (62,011,687)
  Net transfers to separate account...............  (103,547,077)  (72,721,602)
  Net increase in policy loans....................   (13,293,625)   (9,308,284)
  Other disbursements, net........................    (1,972,032)   (2,914,732)
                                                   -------------  ------------
    Net cash flows used in operating activities...   (20,780,560)  (19,253,459)
Cash flows from investing activities:
  Proceeds of long-term investments sold, matured
   or repaid (net of tax).........................       166,942       576,687
  Cost of long-term investments acquired..........           (11)         (922)
                                                   -------------  ------------
    Net cash flows from investing activities......       166,931       575,765
Cash flows from financing activities:
  Paid-in capital.................................    10,000,000    25,000,000
                                                   -------------  ------------
Net cash flows....................................   (10,613,629)    6,322,306
Cash and short-term investments, beginning of
 year.............................................    21,282,674    14,960,368
                                                   -------------  ------------
Cash and short-term investments, end of year...... $  10,669,045  $ 21,282,674
                                                   =============  ============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL:

  New England Variable Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of New England Mutual Life Insurance Company ("The New England"). The Company is authorized to transact variable life insurance business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION

  The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are currently considered generally accepted accounting principles (GAAP) for wholly-owned stock life insurance subsidiaries of a mutual life insurance company. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed.

  The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices. These pronouncements will require stock life subsidiaries of a mutual life insurance company parent to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

  Certain amounts from the 1993 financial statements have been reclassified to conform with the 1994 presentation.

  INVESTED ASSETS

  Carrying values of bonds have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried primarily at amortized cost.

  The Company's mortgage loans on real estate are carried at outstanding principal balance or amortized cost. The estimated fair value of these loans is determined using an internal matrix based on market rates and a credit rating system. The Company establishes investment valuation reserves equal to the amount by which the admitted value of each mortgage loan that has been modified, is delinquent 90 days or more, or is in the process of modification, exceeds the estimated fair value of its underlying collateral. These investment valuation reserves are adjusted annually based on current valuations.

  Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently, it is not practicable to value these instruments.

  Short term investments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year.

  Realized gains and losses on the sales of investments are determined on the specific identification method. See Note 3 for accounting treatment of realized gains and losses attributable to interest rate changes. Unrealized gains and losses are accounted for as direct increases or decreases in surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  SEPARATE ACCOUNT

  Assets and liabilities held in the separate account are included as separate captions on the balance sheet. The statements of operations include the general account business and the net transfers to the separate account. The separate account's net transfers, investment income, realized and unrealized capital gains and losses, and investment expenses are offset by corresponding increases or decreases in reserves required to provide for future payments to policyholders. These assets consist principally of investments in mutual funds and are carried at fair value.

  VARIABLE LIFE RESERVES

  Reserves for variable life insurance policies are developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables on the Net Level Premium Method, the Net Single Premium Method, or the Modified Full Preliminary Term Method with assumed interest rates ranging from 4% to 5%.

  DUE FROM SEPARATE ACCOUNT, NET

  The Company records as a receivable amounts that are due from the separate account for policy charges (including cost of insurance charges, administrative charges and minimum death benefit charges), and amounts held for policy account values in excess of the statutory reserve.

  Amounts held in excess of the reserve cannot be transferred unless the policy is terminated or the policy account value is withdrawn.

  Actual transfers from the separate account to the general account for the policy charges are made on a periodic basis to reduce this receivable. The components of the amount due from the separate account, net as of December 31, 1994 and December 31, 1993 are as follows:

                                                           1994        1993
                                                           ----        ----
   Account values in excess of reserves................ $75,718,686 $60,722,683
   Policy charges......................................   3,830,572   3,133,202
                                                        ----------- -----------
     Total............................................. $79,549,258 $63,855,885
                                                        =========== ===========

  RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

  Variable life premium revenue is recognized during the premium paying period. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

  FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with The New England. The method of allocation between the companies is subject to a tax sharing agreement, and allocation is based upon separate return calculations with current credit for net losses. Net operating loss carryforwards to the extent not previously reimbursed will be utilized as a deduction before determining the tax liability to The New England.

3. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE:

  The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The AVR covers all invested asset classes with risk of loss, including bonds, common stock, mortgage loans and real estate. This balance has been classified under the surplus caption within the balance sheet. This presentation differs from the Company's statutory filing, however, in management's opinion, it is consistent with industry practice which considers such reserves part of surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed income securities which result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR is included in Other liabilities and amounted to $75,451 and $75,672 as of December 31, 1994 and 1993, respectively. The amortization of the IMR into net income net of federal income tax for 1994 and 1993, respectively, was $2,702 and $1,888.

4. INVESTMENTS:

  The carrying value and estimated fair values of debt securities in the general account are as follows:

                                                         1994
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          --------  -----     ------    ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $4,191  $     62   $    (60)  $4,193
Corporate securities....................    3,546       125         (7)   3,664
Mortgage-backed securities..............       92         0         (3)      89
                                           ------  --------   --------   ------
Total...................................   $7,829  $    187   $    (70)  $7,946
                                           ======  ========   ========   ======
                                                         1993
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          -------- --------  --------   ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $3,727  $    220   $      0   $3,947
Corporate securities....................    4,112       469         (1)   4,580
Mortgage-backed securities..............      148         3          0      151
                                           ------  --------   --------   ------
Total...................................   $7,987  $    692   $     (1)  $8,678
                                           ======  ========   ========   ======

  Publicly traded debt securities are valued based upon quoted market prices. The fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the specific security, and public prices of similar securities.

  The carrying value and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Stated maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING   FAIR
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN THOUSANDS)
Due in 1 year or less........................................  $  426   $  426
Due after 1 year through 5 years.............................   5,195    5,142
Due after 5 years through 10 years...........................     467      524
Due after 10 years...........................................   1,649    1,765
Mortgage-backed securities...................................      92       89
                                                               ------   ------
Total........................................................  $7,829   $7,946
                                                               ======   ======

  Gross realized gains from sale of debt securities were $3,817 and $44,496, and gross realized losses were $0 and $770 in 1994 and 1993, respectively. Net realized gains of $2,481 and $28,422 in 1994 and 1993, respectively, were transferred to the IMR.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  The carrying value of the mortgage loan was $2,221,942 and $2,230,000 and estimated fair value of the mortgage loan was $2,240,539 and $2,371,315 at December 31, 1994 and December 31, 1993, respectively.

5. RELATED-PARTY TRANSACTIONS:

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The fees for such services amounted to $40,071,822 in 1994 and $29,059,452 in 1993.

  All of the officers and directors of the Company are officers of The New England.

  On June 22, 1994 and June 30, 1993, The New England contributed $10,000,000 and $25,000,000 of capital to the Company, respectively.

6. FEDERAL INCOME TAXES:

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England.


  Below is a reconciliation of income before federal income taxes to taxable gain from operations:

                                                                 YEAR ENDING
                                                                DECEMBER 31,
                                                               ----------------
                                                                1994     1993
                                                               -------  -------
                                                               (IN THOUSANDS)
Operating gain (loss) before federal income taxes............. $(4,732) $ 4,680
Deferred acquisition costs....................................  11,035    8,660
Nontaxable income.............................................     (25)     (38)
Expense-related differences...................................   3,816    3,971
Other income-related differences..............................  (1,614)  (2,797)
                                                               -------  -------
Taxable gain from operations.................................. $ 8,480  $14,476
                                                               -------  -------
Federal income taxes at 35%................................... $ 2,968  $ 5,067
                                                               =======  =======

The Internal Revenue Service has completed its examination of the Company's income tax returns through 1989 and is currently examining the income tax returns for 1990 to 1991. The New England is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the financial statements.

7. REINSURANCE:

  The Company's practice on individual products is to retain not more than $75,000 of risk on any person, excluding accidental death benefits. Total individual life premiums ceded were $13.8 million and $9.8 million at December 31, 1994 and 1993, respectively. In 1994, $9.5 million of the $13.8 million premiums were ceded to The New England, and in 1993, $7.6 million of the $9.8 million premiums were ceded to The New England.

  The individual life insurance in force ceded was $9.7 billion and $7.0 billion at December 31, 1994 and 1993, respectively.

  The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.